LEASE AGREEMENT

                                     BETWEEN

                               MATRIX/AEW NB, LLC,

                                                       LESSOR,


                                      -AND-


                              SENESCO TECHNOLOGIES,


                                                       LESSEE.




                      --------------------------------------

                              DATED: March 16, 2001

                      --------------------------------------



Prepared by:

Michael C. Woodruff, Esquire
Drinker Biddle & Shanley LLP
500 Campus Drive
Florham Park, New Jersey 07932-1047

                              TABLE OF CONTENTS

                                                                           Page

PRELIMINARY STATEMENT........................................................1

ARTICLE 1        DEFINITIONS.................................................1
ARTICLE 2        DEMISE; TERM................................................9
ARTICLE 3        BASIC RENT; ADDITIONAL RENT................................13
ARTICLE 4        REAL ESTATE TAXES..........................................14
ARTICLE 5        OPERATING EXPENSES.........................................16
ARTICLE 6        UTILITY COSTS..............................................18
ARTICLE 7        MAINTENANCE, ALTERATIONS AND  ADDITIONS;
                 REMOVAL OF TRADE FIXTURES..................................20
ARTICLE 8        USE OF DEMISED PREMISES....................................22
ARTICLE 9        LESSOR'S SERVICES..........................................23
ARTICLE 10       COMPLIANCE WITH REQUIREMENTS; RULES AND
                 REGULATIONS................................................26
ARTICLE 11       COMPLIANCE WITH ENVIRONMENTAL LAWS.........................27
ARTICLE 12       DISCHARGE OF LIENS.........................................30
ARTICLE 13       PERMITTED CONTESTS.........................................31
ARTICLE 14       INSURANCE; INDEMNIFICATION.................................31
ARTICLE 15       ESTOPPEL CERTIFICATES......................................36
ARTICLE 16       ASSIGNMENT AND SUBLETTING..................................38
ARTICLE 17       CASUALTY...................................................43
ARTICLE 18       CONDEMNATION...............................................45
ARTICLE 19       EVENTS OF DEFAULT..........................................46
ARTICLE 20       CONDITIONAL LIMITATIONS; REMEDIES..........................48
ARTICLE 21       ACCESS; RESERVATION OF EASEMENTS...........................51
ARTICLE 22       ACCORD AND SATISFACTION....................................53
ARTICLE 23       SUBORDINATION..............................................53
ARTICLE 24       LESSEE'S REMOVAL...........................................55
ARTICLE 25       BROKERS....................................................56
ARTICLE 26       NOTICES....................................................56
ARTICLE 27       NATURE OF LESSOR'S OBLIGATIONS.............................57
ARTICLE 28       SECURITY DEPOSIT...........................................57
ARTICLE 29       MISCELLANEOUS..............................................58

SCHEDULE A       DESCRIPTION OF LAND
SCHEDULE B       BASIC RENT
SCHEDULE C       FLOOR PLAN
SCHEDULE C-1     ADJACENT SPACE
SCHEDULE D       FINISH WORK
SCHEDULE E       PRELIMINARY DRAWINGS
SCHEDULE E-1     ADJACENT SPACE WORK PRELIMINARY DRAWINGS
SCHEDULE F       RULES AND REGULATIONS

                                       -i-
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Table of Contents/Authorities.

                                 LEASE AGREEMENT
                                 ---------------


     LEASE  AGREEMENT  (this  "Lease"),  made  as of  March  16,  2001,  between
MATRIX/AEW NB, LLC (the "LESSOR"), a New Jersey limited liability company, having an address c/o Matrix Realty, Inc., 3 Centre Drive, Monroe, New Jersey 08831, and SENESCO TECHNOLOGIES, INC. (the "LESSEE"), a Delaware corporation, having an address at 303 George Street, 4th Floor, New Brunswick, New Jersey 08901.

                              PRELIMINARY STATEMENT
                              ---------------------

     LESSOR is the owner in fee simple of a certain tract of land lying and being in the City of New Brunswick, County of Middlesex and State of New Jersey (the "Land"), as more particularly described on Schedule A annexed hereto, upon which there is an office building and other related improvements. For the purposes of this Lease, the Land and the office building, including all other improvements on the Land and all fixtures and appurtenances to the Land and the office building, are hereinafter collectively referred to as the "Premises".

     The office building located on the Land is commonly known as Plaza I, 303 George Street, New Brunswick, New Jersey (the "Building"). LESSEE desires to lease from LESSOR approximately 1,369 rentable square feet of office space in the Building in accordance with, and subject to, the provisions of this Lease.

     NOW, THEREFORE, LESSOR and LESSEE agree as follows:

                                  ARTICLE 1
                                  ---------

                                 DEFINITIONS
                                 -----------

          1.1 As used in this  Lease,  the  following  terms have the  following respective meanings:

               (a) Additional Rent: defined in Section 3.2.
                   ---------------

               (b) Adjacent Space:  the portion of the fourth  (4th)floor of the
                   --------------
Building cross-hatched on the floor plan annexed hereto as Schedule C-1, consisting of approximately 253 rentable square feet.

               (c) Adjacent Space  Commencement Date: defined in Section 2.6(d).
                   ---------------------------------

               (d) Adjacent Space Work: defined in Schedule D.
                   -------------------

               (e) Base Insurance Costs:  LESSOR'S  Insurance Costs for the Base
                   --------------------
Period.

               (f) Base Operating Expenses:  LESSOR'S Operating Expenses for the
                   -----------------------
Base Period.

               (g) Base Period: the calendar year 2001.
                   -----------

               (h) Base Taxes: shall mean the Taxes for the Base Period.
                   ----------

               (i) Base Utility  Costs:  shall be the costs of electric  service
                   -------------------
and gas service for the Premises determined by multiplying the utility usage during the twelve (12) month period immediately preceding the date of this Lease by the average rates for transmission and generation in effect during said twelve (12) month period (including surcharges and fuel energy adjustments).

               (j) Basic Rent:  defined in Section 3.1 and specified in Schedule
                   ----------
B annexed hereto.

               (k) Basic Rent Payment Dates:  the first day of each  consecutive
                   ------------------------
calendar month during the Term.

               (l) Building: defined in the Preliminary Statement.
                   --------

               (m)  Building's  Complex  Percentage:  shall  mean  the  quotient
                    -------------------------------
(converted to a percentage) of the total rentable square footage of the Building divided by the total rentable square footage of all buildings located on the Land from time to time.

               (n)  Building  Holidays:  shall  mean  Sunday,  New  Year's  Day,
                    ------------------
President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, the day after Thanksgiving and Christmas Day.

               (o) Building Hours: 8:00 AM to 6:00 PM, Monday through Friday and
                   --------------
8:00 AM to 1:00 PM on Saturday, except for Building Holidays.

               (p) Commencement Date: defined in Section 2.2(b).
                   -----------------

               (q) Demised Premises:  subject to Section 2.6(c),  the portion of
                   ----------------
the fourth (4th) floor of the Building cross-hatched on the floor plan annexed hereto as Schedule C, consisting of approximately 1,369 rentable square feet.

               (r)  Environmental  Laws:  all statutes,  regulations,  codes and
                    -------------------
ordinances of any governmental entity, authority, agency and/or department relating to (i) air emissions, (ii) water discharges, (iii) noise emissions,
(iv) air, water or ground pollution or (v) any other environmental or health matter, including, but not limited to, ISRA, the New Jersey Spill Compensation and Control Act, N.J.S.A. 58:10-23.11 et seq. and the regulations promulgated thereunder, the Hazardous Substance Discharge -- Reports and Notices Act, N.J.S.A. 13:1K-15 et seq. and the regulations promulgated thereunder, and the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C.
Section 9601 et seq. and the regulations promulgated thereunder.

               (s) Events of Default: defined in Article 19.
                   -----------------

               (t) Excusable Delay: any delay caused by governmental  action, or
                   ---------------
lack thereof; shortages or unavailability of materials and/or supplies; labor disputes (including, but not limited to, strikes, slow downs, job actions, picketing and/or secondary boycotts); fire or other casualty; delays in transportation; acts of God; directives or requests by any governmental entity, authority, agency or department; any court or administrative orders or regulations; adjustments of insurance; acts of declared or undeclared war, public disorder, riot or civil commotion; or by anything else beyond the reasonable control of LESSOR, including delays caused directly or indirectly by an act or a failure to act by LESSEE or LESSEE'S Visitors.

               (u) Fair Market Value: the amount a willing and independent buyer
                   -----------------
would pay for the Premises to a willing and independent seller (neither party being forced to buy or sell) if the Building were being used for the purposes permitted by this Lease.

               (v) Final Plans:  defined in Paragraph 2(a) of Schedule D annexed
                   -----------
hereto.

               (w) Finish Work:  defined in Paragraph 2(b) of Schedule D annexed
                   -----------
hereto.

               (x) Insurance  Requirements:  all terms of any  insurance  policy
                   -----------------------
maintained by LESSOR with respect to the Premises and all requirements of the National Board of Fire Underwriters (or any other body exercising similar function) applicable to or affecting all or any part of the Premises.

               (y)  ISRA:  Industrial  Site  Recovery  Act of the  State  of New
                    ----
Jersey, N.J.S.A. 13:1K-6 et. seq. and the regulations promulgated thereunder, together with any amendments thereto and/or substitutions thereof.

               (z) Land:  defined in the Preliminary  Statement and described by
                   ----
metes and bounds annexed hereto as Schedule A.

               (aa) Land Expenses:  those costs or expenses paid or incurred by,
                    -------------
or charged to, LESSOR in connection with the ownership, operation, management, maintenance and repair of the Land, including, but not limited to, the cost of snow and ice removal; maintenance and cleaning of the plaza areas, parking areas and driveways (including resurfacing and restriping); regulation of traffic; landscape and grounds maintenance; painting and/or sealing of the exterior common areas; wages, salaries, fringe benefits and other labor costs of all persons engaged for the operation, maintenance and repair of the Land, and the payroll taxes and workers' compensation for such persons; rentals of machinery and equipment used in the operation and maintenance of the Land; and any other cost or expense, which, in accordance with generally accepted accounting principles and the standard management practices, would be considered as an expense of operating, managing, maintaining or repairing the Land.

               (ab) Lease Year:  the twelve (12) month period  commencing on the
                    ----------
Commencement Date and expiring on the day immediately preceding the first (1st) anniversary of the Commencement Date, inclusive, and each succeeding twelve (12) month period during the Term; provided, however, if the Commencement Date is a day other than the first (1st) day of a calendar month, then the last Lease Year shall include the period from the anniversary of the Commencement Date to and including the Termination Date.

               (ac)  Legal  Requirements:   all  statutes,   codes,  ordinances,
                     -------------------
regulations, rules, orders, directives and requirements of any governmental entity, authority, agency and/or department, which now or at any time hereafter may be applicable to the

Premises or any part thereof, including, but not limited to, all Environmental Laws.

               (ad) LESSEE:  the party defined as such in the first paragraph of
                    ------
this Lease.

               (ae) LESSEE'S Notice: defined in Section 16.2.
                    ---------------

               (af)  LESSEE'S  Proportionate  Share:  for all  purposes  of this
                     ------------------------------
Lease, it is agreed to be 1.43%; provided, however, that after the Adjacent Space Commencement Date, it shall be 1.75%.

               (ag) LESSEE'S  Visitors:  LESSEE'S agents,  servants,  employees,
                    ------------------
subtenants, contractors, invitees, licensees and all other persons invited by LESSEE into the Demised Premises as guests or doing lawful business with LESSEE.

               (ah) LESSOR:  the party defined as such in the first paragraph of
                    ------
this Lease, including at any time after the date hereof, the then owner of LESSOR'S interest in the Premises.

               (ai)  LESSOR'S  Estimated  Insurance  Costs:  defined  in Section
                     -------------------------------------

14.2(c).

               (aj) LESSOR'S Estimated  Operating  Expenses:  defined in Section
                    ---------------------------------------
5.2.

               (ak)  LESSOR'S  Expense   Statement:   defined  in  Section  5.2.
                     -----------------------------

               (al)  LESSOR'S  Insurance  Costs:  defined  in  Section  14.2(a).
                     --------------------------

               (am) LESSOR'S  Insurance  Statement:  defined in Section 14.2(c).
                    ------------------------------

               (an) LESSOR'S Operating  Expenses:  the sum of (i) those costs or
                    ----------------------------
expenses paid or incurred by LESSOR in connection with the ownership, operation, management, maintenance and repair of the Building, including, but not limited to, the cost of sewer meter charges; water; window cleaning; exterminating; maintenance, repair and replacement of utility systems; maintenance and repairs of any kind for which LESSOR is not reimbursed; painting and/or sealing of the exterior of the Building; management fees; maintenance and service agreements; security services and/or alarm and fire protection systems and equipment; janitorial services;

elevator service (if provided); wages, salaries, fringe benefits and other labor costs of all persons engaged by LESSOR for the operation, maintenance and repair of the Building; payroll taxes and workers' compensation for such persons; legal and accounting expenses (except legal expenses incurred in preparing leases or enforcing the terms of leases); licenses, permits and other governmental charges; rentals of machinery and equipment used in the operation and maintenance of the Building; and any other expense or cost, which, in accordance with generally accepted accounting principles and the standard management practices for buildings comparable to the Building, would be considered as an expense of operating, managing, maintaining or repairing the Building; and (ii) the Building's Complex Percentage of Land Expenses. Excluded from LESSOR'S Operating Expenses are Taxes; LESSOR'S Insurance Costs; Utility Costs; capital improvement costs; costs reimbursed by insurance; the cost of any work or service performed by LESSOR for LESSEE or for any other tenant of the Building to the extent such work or service is not required by this Lease or the lease for such other tenant, whichever the case may be, regardless of whether LESSEE or such other tenant reimburses LESSOR; the cost of any work or service performed by LESSOR for any tenant of the Building pursuant to the terms of said tenant's lease to the extent such work or service is in excess of the work or service which LESSOR is obligated to perform under this Lease; costs in connection with preparing space for a new tenant; advertising expenses; real estate brokers' commissions; franchise, transfer, inheritance or capital stock taxes or other taxes imposed upon or measured by the income or profits of LESSOR; and administrative wages and salaries or any other general and administrative overhead of LESSOR. All accounting for LESSOR'S Operating Expenses shall be on the accrual basis. In the event that, at any time during the Term, the Building is not fully leased and occupied by tenants, LESSOR'S Operating Expenses shall be projected as if the Building were 95% occupied at all times.

               (ao) LESSOR'S Tax Statement: defined in Section 4.2.
                    ----------------------

               (ap) LESSOR'S Utility Statement: defined in Section 6.2.
                    --------------------------

               (aq) Lien: any mortgage,  pledge,  lien,  charge,  encumbrance or
                    ----
security   interest  of  any  kind,   including   any  inchoate   mechanic's  or
materialmen's lien.

               (ar) Major Work: defined in Section 7.5(b).
                    ----------

               (as) Monthly Expense Payment: defined in Section 5.3.
                    -----------------------

               (at) Monthly Insurance Payment: defined in Section 14.2(d).
                    -------------------------

               (au) Monthly Tax Payment: defined in Section 4.3.
                    -------------------

               (av) Net Award:  any  insurance  proceeds or  condemnation  award
                    ---------
payable in connection with any damage, destruction or Taking, less any expenses incurred by LESSOR in recovering such amount.

               (aw) Net Rental Proceeds:  in the case of a sublease,  the amount
                    -------------------
by which the aggregate of all rents, additional charges or other consideration payable under a sublease to LESSEE by the subtenant (including sums paid for the sale or rental of LESSEE'S fixtures, leasehold improvements, equipment, furniture or other personal property) exceeds the sum of (i) the Basic Rent plus all amounts payable by LESSEE pursuant to the provisions hereof during the term of the sublease in respect of the subleased space, (ii) brokerage commissions at prevailing rates due and owing to a real estate brokerage firm, (iii) other customary and reasonable costs incurred by LESSEE in connection with the subleasing, and (iv) the then net unamortized or undepreciated cost of the fixtures, leasehold improvements, equipment, furniture or other personal property included in the subletting; and in the case of an assignment, the amount by which all sums and other considerations paid to LESSEE by the assignee of this Lease for or by reason of such assignment (including sums paid for the sale of LESSEE'S fixtures, leasehold improvements, equipment, furniture or other personal property) exceeds the sum of (i) brokerage commissions at prevailing rates due and owing to a real estate brokerage firm, (ii) other customary and reasonable costs incurred by LESSEE in connection with the assignment, and (iii) the then net unamortized or undepreciated cost of the fixtures, leasehold improvements, equipment, furniture or other personal property sold to the assignee.

               (ax) New Space: defined in Section 29.4(a).
                    ---------

               (ay) Option Period: defined in Section 2.5(a).
                    -------------

               (az) Premises: defined in the Preliminary Statement.
                    --------

               (ba) Prime  Rate:  the prime  commercial  lending  rate  publicly
                    -----------
announced from time to time by Citibank N.A.

               (bb) Projected Taxes: defined in Section 4.2.
                    ---------------

               (bc) Recapture Notice: defined in Section 16.5(a).
                    ----------------

               (bd) Recapture Space: defined in Section 16.5(a).
                    ---------------

               (be) Restoration:  the restoration,  replacement or rebuilding of
                    -----------
the Building or any portion thereof as nearly as practicable to its value, condition and character immediately prior to any damage, destruction or Taking.

               (bf) Rules and Regulations:  shall mean the rules and regulations
                    ---------------------
set forth in Schedule F, as same may be amended from time to time as provided herein.

               (bg) Taking: a taking of all or any part of the Premises,  or any
                     -----
interest therein or right accruing thereto, as the result of, or in lieu of, or in anticipation of, the exercise of the right of condemnation or eminent domain pursuant to any law, general or special, or by reason of the temporary requisition of the use or occupancy of the Premises or any part thereof, by any governmental authority, civil or military.

               (bh) Taxes: all real estate taxes and assessments or substitutes
                    ----
therefor (including, without limitation, amounts payable under any "payment-in-lieu agreement" (as hereinafter defined)) or supplements thereto, upon, applicable, attributable or assessed against the Premises or any part thereof. If and to the extent that due to a change in the method of taxation or assessment any franchise, capital stock, capital, rent, income, profit or other tax or charge shall be substituted by the applicable taxing authority for the Taxes now or hereafter imposed upon the Premises or any part thereof, such franchise, capital stock, capital, rent, income, profit or other tax or charge shall be deemed included in the term "Taxes", provided, however, that the amount of such tax, assessment, levy, imposition, charge or fee deemed to be included in the term "Taxes" shall be determined as if the Premises was the only asset of LESSOR and as if the rent received therefrom were the only income of LESSOR. The term "payment-in-lieu agreement", as used herein, means any agreement pursuant to which, inter alia, payments are made in lieu of all or any portion of the real estate taxes which would otherwise be assessed against the Premises or any part thereof. LESSEE hereby acknowledges and agrees that (i) LESSOR shall have no obligation to enter into any payment-in-lieu agreement, and (ii) if LESSOR elects, in its sole discretion, to enter into any payment-in-lieu agreement, LESSOR shall have no obligation to keep the agreement in effect, it being understood that LESSOR shall have the right, in its sole discretion, at any time, to terminate or otherwise discontinue any such payment-in-lieu agreement.

               (bi) Term: defined in Section 2.2.
                    ----

               (bj)  Termination  Date: the day immediately  preceding the fifth
                     -----------------
(5th) anniversary of the Commencement Date, or such earlier date upon which the Term may expire or be terminated pursuant to any of the conditions of this Lease or pursuant to law.

               (bk)   Underlying   Encumbrance:   defined   in   Section   23.1.
                      ------------------------

               (bl)  Utility  Costs:   the  sum  of  (i)  all  costs  (including
                     --------------
surcharges and adjustments) paid or incurred by LESSOR for fuel, electric service and gas service for the Building (including, but not limited to, all leased and leaseable areas, interior common areas and Building common facilities); and (ii) the Building's Complex Percentage of all costs (including surcharges and adjustments) paid or incurred by, or charged to, LESSOR for electric service for the Land (excluding any electric service to any other building or buildings as may, from time to time, be located on the Land).

               (bm) Utility Increase: defined in Section 6.2.
                    ----------------

               (bn) Utility Payment: defined in Section 6.2.
                    ---------------

                                  ARTICLE 2
                                  ---------

                                 DEMISE; TERM
                                 ------------

          2.1 LESSOR, for and in consideration of the covenants hereinafter contained and made on the part of the LESSEE, does hereby demise and lease to LESSEE, and LESSEE does hereby hire from LESSOR, the Demised Premises, together with the non-exclusive right to use the portions of the Premises intended for common use, subject, however, to the terms and conditions of this Lease.

          2.2 (a) The term (the "Term") of this Lease shall commence on the Commencement Date and shall end on the Termination Date.

               (b) The "Commencement Date" shall be deemed to be the earlier to occur of (i) the date on which LESSEE takes occupancy of the Demised Premises for the purposes of conducting its business or (ii) the date of LESSOR'S notice to LESSEE that the Finish Work (as defined in Schedule D annexed hereto) is substantially completed in accordance with the Final Plans (as defined in Schedule D).

               (c) As used herein, the phrase "substantially completed" shall mean that (i) the Finish Work has been completed in accordance with the Final Plans, other than (x) details of construction, decoration and mechanical adjustments which are minor in character and the non-completion of which will not unreasonably interfere with LESSEE'S use of the Demised Premises, and (y) any part of the Finish Work which is not completed due solely to any act or omission of LESSEE or LESSEE'S Visitors; and (ii) LESSOR has obtained a valid temporary or permanent certificate of occupancy for the Demised Premises or, alternatively, LESSOR has completed all Finish Work necessary to entitle LESSOR to the issuance of a temporary or permanent certificate of occupancy other than any Finish Work which is not completed due solely to any act or omission of LESSEE or LESSEE'S Visitors. If the occurrence of any condition listed in the immediately preceding sentence shall be delayed due to any act or omission of any nature by LESSEE or LESSEE'S Visitors, including, but not limited to, delays due to changes in or additions to the Finish Work requested by LESSEE, delays in submission of information or estimates, delays in giving authorizations or approvals, or delays due to the postponement of any work at the request of LESSEE, then the Commencement Date shall be accelerated by a time period equal to the number of days of delay so caused by LESSEE or LESSEE'S Visitors.

               (d) LESSEE acknowledges and agrees that neither LESSOR nor any employee, agent or representative of LESSOR has made any express or implied representations or warranties with respect to the physical condition of the Demised Premises, the fitness or quality thereof or any other matter or thing whatsoever with respect to the Demised Premises or any portion thereof, and that LESSEE is not relying upon any such representation or warranty in entering into this Lease. Supplementing the foregoing, LESSEE agrees further to accept possession of the Demised Premises in its "AS IS" condition as of the date of this

Lease, except for the Finish Work which LESSOR has agreed to complete and latent defects.

          2.3 LESSEE, by entering into occupancy of any part of the Demised Premises, shall be conclusively deemed to have agreed that LESSOR up to the time of such occupancy had performed all of its obligations hereunder with respect to such part and that such part, except for (a) latent defects, and (b) minor details of construction, decoration and mechanical adjustment referred to above, was in satisfactory condition as of the date of such occupancy, unless within fifteen (15) days after such date LESSEE shall give notice to LESSOR specifying the respects in which the same was not in such condition.

          2.4 When the Commencement Date occurs, LESSOR and LESSEE shall enter into an agreement memorializing the Commencement and Termination Dates of this Lease.

          2.5 (a) Subject to the provisions of this Section 2.5, LESSOR hereby grants to LESSEE the right to extend the Term for a five (5) year period from the fifth (5th) anniversary of the Commencement Date to the day immediately preceding the tenth (10TH) anniversary of the Commencement Date, inclusive (the "Option Period").

               (b) Provided (x) LESSEE is not in default under this Lease as of the exercise of its extension right or as of the day preceding the commencement of the Option Period, (ii) LESSEE has not assigned this Lease or sublet all or any portion of the Demised Premises and (iii) LESSEE is occupying the entire Demised Premises, then LESSEE shall have the right to extend the Term for the Option Period by notice given to LESSOR at least nine (9) months prior to the expiration of the original Term; LESSEE acknowledges and agrees that time is of the essence with respect to the giving of such notices. If LESSEE exercises its extension right, then all of the terms and conditions of this Lease shall apply during the Option Period, except that the Basic Rent shall be determined pursuant to the provisions of Section II of Schedule B, LESSOR shall not be obligated to perform any work to the Demised Premises or to give LESSEE any work allowance, LESSEE shall accept the Demised Premises in its then "AS IS" condition, and LESSEE shall not have any right to extend the Term beyond the expiration of the Option Period.

               (c) The rights granted to LESSEE under this Section 2.5 are personal to Senesco Technologies, Inc., and they cannot be assigned separately from this Lease or in connection with an assignment of this Lease, except in connection with an assignment pursuant to Section 16.15.

          2.6 (a) LESSOR and LESSEE hereby acknowledge and agree that the Adjacent Space is presently leased to another tenant of the Building, which lease (the "Adjacent Space Lease") expires on August 1, 2001. LESSOR and LESSEE further acknowledge and agree that the Adjacent Space Lease may be terminated by LESSOR and such tenant prior to August 1, 2001; provided, however, that LESSOR shall not be liable to LESSEE for any loss, cost, damage or liability of any kind in the event that the Adjacent Space Lease is not terminated prior to August 1, 2001 or LESSOR is unable to deliver the Adjacent Space for any reason whatsoever at any time prior to the termination of this Lease.

               (b) As soon as reasonably practicable, LESSOR shall notify LESSEE of the date upon which the Adjacent Space Lease shall terminate (the "Adjacent Space Termination Date"). As soon as reasonably practicable after the Adjacent Space Termination Date, LESSOR shall perform the Adjacent Space Work in accordance with the terms of Schedule D. LESSOR shall have no obligation to perform the Adjacent Space Work until after the Adjacent Space Lease is terminated and such space is vacated by the present tenant.

               (c) Commencing on the Adjacent Space Commencement Date, LESSEE shall lease from LESSOR the Adjacent Space, and the term "Demised Premises" shall include the Adjacent Space, subject to all the terms and conditions of this Lease.

               (d) The "Adjacent Space Commencement Date" shall be deemed to be the earlier of the (i) date on which LESSEE takes occupancy of the Adjacent Space; or (ii) the date of LESSOR'S notice to LESSEE that the Adjacent Space Work is substantially completed (as defined in Section 2.2(e)) in accordance with the Adjacent Space Work Plans (as defined in Schedule D).

               (e) As used herein, the phrase "substantially completed" shall mean that (i) the Adjacent Space Work has been completed in accordance with the Adjacent Space Work Plans, other than (x) details of construction, decoration and mechanical adjustments which are minor in character and the non-completion of which will not unreasonably interfere with LESSEE'S use of the Adjacent Space, and (y) any part of the Adjacent Space Work which is not completed due solely to any act or omission of LESSEE or LESSEE'S Visitors; and (ii) LESSOR has obtained a valid temporary or permanent certificate of occupancy for the Adjacent Space or, alternatively, LESSOR has completed all Adjacent Space Work necessary to entitle LESSOR to the issuance of a temporary or permanent certificate of occupancy other than any Adjacent Space Work which is not completed due solely to any act or omission of LESSEE or LESSEE'S Visitors. If the occurrence of any condition listed in the immediately preceding sentence shall be delayed due to any act or omission of any nature by LESSEE or LESSEE'S Visitors, including, but not limited to, delays due to changes in or additions to the Adjacent Space Work requested by LESSEE, delays in submission of information or estimates, delays in giving authorizations or approvals, or delays due to the postponement of any work at the request of LESSEE, then the Adjacent Space Commencement Date shall be accelerated by a time period equal to the number of days of delay so caused by LESSEE or LESSEE'S Visitors.

                                  ARTICLE 3
                                  ---------

                         BASIC RENT; ADDITIONAL RENT
                         ---------------------------

          3.1 LESSEE shall pay rent ("Basic Rent") to LESSOR during the Term in the amounts and at the times provided in Schedule B in lawful money of the United States of America, except as expressly provided in the next succeeding sentence. In the event the Commencement Date shall be other than a Basic Rent Payment Date, the Basic Rent and Additional Rent payable hereunder shall be prorated for the initial fractional month of the Term; such prorated amount, together with the first full monthly installment of Basic Rent and Additional Rent due for the next succeeding calendar month, shall be paid to LESSOR on the Commencement Date.

          3.2 In addition to the Basic Rent, LESSEE will pay and discharge when due, as additional rent ("Additional Rent"), all other amounts, liabilities and obligations which LESSEE herein agrees to pay to LESSOR, together with all interest, penalties and costs which may be added thereto pursuant to the terms of this Lease; each such amount, liability and obligation, together with any interest, penalty and/or cost thereon, shall be deemed Additional Rent regardless of whether it is specifically referred to as Additional Rent in this Lease. LESSOR shall have all the rights, powers and remedies provided for in this Lease or at law or in equity or otherwise for failure to pay Additional Rent as are available for nonpayment of Basic Rent.

          3.3 If any installment of Basic Rent or Additional Rent is not paid when due, LESSEE shall pay to LESSOR on demand, as Additional Rent, a late charge equal to four percent (4%) of the amount unpaid. In addition, any installment or installments of Basic Rent or Additional Rent accruing hereunder which are not paid within ten (10) days after the date when due, shall bear interest at the Prime Rate from the due date thereof until the date of payment, which interest shall be deemed Additional Rent hereunder and shall be payable upon demand by LESSOR.

          3.4 LESSEE will contract for and pay all charges for telecommunication services at any time rendered or used on or about the Demised Premises to the company providing the same before any interest or penalty may be added thereto and will furnish to LESSOR, upon request, satisfactory proof evidencing such payment.

          3.5 Except as herein provided, LESSEE hereby covenants and agrees to pay to LESSOR during the Term, at LESSOR'S address for notices hereunder, or such other place as LESSOR may from time to time designate, without any offset, set-off, counterclaim, deduction, defense, abatement, suspension, deferment or diminution of any kind (i) the Basic Rent, without notice or demand, (ii) Additional Rent and (iii) all other sums payable by LESSEE hereunder. Except as otherwise expressly provided herein, this Lease shall not terminate, nor shall LESSEE have any right to terminate or avoid this Lease or be entitled to the abatement of any Basic Rent, Additional Rent or other sums payable hereunder or any reduction thereof, nor shall the obligations and liabilities of LESSEE hereunder be in any way affected for any reason. The obligations of LESSEE hereunder shall be separate and independent covenants and agreements.

                                  ARTICLE 4
                                  ---------

                              REAL ESTATE TAXES
                              -----------------

          4.1 LESSEE shall pay to LESSOR, as Additional Rent, LESSEE'S Proportionate Share of the amount by which the Taxes for any calendar year during the Term exceeds the Base Taxes; provided, however, that if any special assessments may be payable in installments, LESSOR may elect to pay same over the longest period allowed by law. LESSEE'S Proportionate Share of the Taxes for less than a calendar year shall be prorated and apportioned.

          4.2 On or about January 1, 2002, and thereafter within ninety (90) days following the first day of each succeeding calendar year within the Term, LESSOR shall determine or estimate the amount by which the Taxes for the calendar year in question will exceed the Base Taxes (the "Projected Taxes") and shall submit such information to LESSEE in a written statement ("LESSOR'S Tax Statement").

          4.3 Commencing on the first Basic Rent Payment Date following the submission of any LESSOR'S Tax Statement and continuing thereafter on each successive Basic Rent Payment Date until LESSOR renders the next LESSOR'S Tax Statement, LESSEE shall pay to LESSOR on account of its obligation under Section
4.1 of this Lease, a sum (the "Monthly Tax Payment") equal to one-twelfth (1/12) of LESSEE'S Proportionate Share of the Projected Taxes for such calendar year. LESSEE'S first Monthly Tax Payment after receipt of LESSOR'S Tax Statement shall be accompanied by the payment of an amount equal to the product of the number of full months, if any, within the calendar year which shall have elapsed prior to such first Monthly Tax Payment, times the Monthly Tax Payment; minus any Additional Rent already paid by LESSEE on account of its obligation under
Section 4.1 of this Lease for such calendar year.

          4.4 Each LESSOR'S Tax Statement shall reconcile the payments made by LESSEE pursuant to the preceding LESSOR'S Tax Statement with LESSEE'S Proportionate Share of the actual Taxes imposed for the period covered thereby. Any balance due to LESSOR shall be paid by LESSEE within thirty (30) days after LESSEE'S receipt of LESSOR'S Tax Statement; any surplus due to LESSEE shall be applied by LESSOR against the next accruing monthly installment(s) of Additional Rent due under this Article. If the Term has expired or has been terminated, LESSEE shall pay the balance due to LESSOR or, alternatively, LESSOR shall refund the surplus to LESSEE, whichever the case may be, within thirty (30) days after LESSEE'S receipt of LESSOR'S Tax Statement; provided, however, if the Term shall have been terminated as a result of a default by LESSEE, then LESSOR shall have the right to retain such surplus to the extent LESSEE owes LESSOR any Basic Rent or Additional Rent.

          4.5 (a) If LESSOR shall receive any refund of Taxes in respect of a calendar year and if LESSEE shall have paid Additional Rent based on the Taxes for that calendar year, LESSOR shall deduct from such tax refund any expenses, including, but not limited to, attorney's fees and appraisal fees, incurred in obtaining such tax refund, and out of the remaining balance of such tax refund, LESSOR shall credit LESSEE'S Proportionate Share of such refund against the next accruing monthly installments(s) of Additional Rent, or if the Term shall have expired, LESSEE'S Proportionate Share of such refund shall be refunded to LESSEE within thirty (30) days after receipt thereof by LESSOR; provided, however, (i) if the Term shall have expired as a result of a default by LESSEE, LESSOR shall have the right to retain LESSEE'S Proportionate Share of the refund to the extent LESSEE owes LESSOR any Basic Rent or Additional Rent, and (ii) LESSEE'S Proportionate Share of such refund shall not exceed the amount of Additional Rent actually paid by LESSEE on account of the Taxes for the calendar year in question. Any expenses incurred by LESSOR in contesting the validity or the amount of the assessed valuation of the Premises or any Taxes, to the extent not offset by a tax refund, shall be included as an item of Taxes for the tax year in which such contest shall be finally determined for the purpose of computing the Additional Rent due LESSOR or any credit due to LESSEE hereunder.

               (b) Notwithstanding anything to the contrary contained in this Lease, LESSEE shall not have the right to contest or appeal the validity of any Taxes or the amount of the assessed valuation of the Premises.

          4.6 While proceedings for the reduction in assessed valuation for any year are pending, the computation and payment of LESSEE'S Proportionate Share of Taxes shall be based upon the original assessments for such year.

          4.7 LESSEE shall also pay to LESSOR, as Additional Rent, upon demand, the amount of all increases in Taxes and/or all assessments or impositions made, levied or assessed against or imposed upon the Premises or any part thereof which are attributable to additions or improvements in, on or about the Demised Premises made by or on behalf of LESSEE or which in whole or in part belong to LESSEE.

          4.8 In no event shall any adjustment in LESSEE'S obligation to pay Additional Rent under this Article 4 result in a decrease in the Basic Rent payable hereunder. LESSEE'S obligation to pay Additional Rent, and LESSOR'S obligation to credit and/or refund to LESSEE any amount, pursuant to the provisions of this Article 4, shall survive the Termination Date.

          4.9 The provisions of Section 29.3 shall apply to LESSOR'S Tax Statement.

                                  ARTICLE 5
                                  ---------

                              OPERATING EXPENSES
                              ------------------

          5.1 LESSEE shall pay to LESSOR, as Additional Rent, LESSEE'S Proportionate Share of the amount by which LESSOR'S Operating Expenses for any calendar year during the Term exceeds the Base Operating Expenses. LESSEE'S Proportionate Share of LESSOR'S Operating Expenses for less than a calendar year shall be prorated and apportioned.

          5.2 On or about January 1, 2002, and thereafter within ninety (90) days following the first day of each succeeding calendar year within the Term, LESSOR shall determine or estimate the amount by which LESSOR'S Operating Expenses for the calendar year in question will exceed the Base Operating Expenses ("LESSOR'S Estimated Operating Expenses") and shall submit such information to LESSEE in a written statement ("LESSOR'S Expense Statement").

          5.3 Commencing on the first Basic Rent Payment Date following the submission of any LESSOR'S Expense Statement and continuing thereafter on each successive Basic Rent Payment Date until LESSOR renders the next LESSOR'S Expense Statement, LESSEE shall pay to LESSOR on account of its obligation under
Section 5.1 of this Lease, a sum (the "Monthly Expense Payment") equal to one-twelfth (1/12) of LESSEE'S Proportionate Share of LESSOR'S Estimated Operating Expenses for such calendar year. LESSEE'S first Monthly Expense Payment after receipt of LESSOR'S Expense Statement shall be accompanied by the payment of an amount equal to the product of the number of full months, if any, within the calendar year which shall have elapsed prior to such first Monthly Expense Payment, times the Monthly Expense Payment; minus any Additional Rent already paid by LESSEE on account of its obligation under Section 5.1 of this Lease for such calendar year.

          5.4 Each LESSOR'S Expense Statement shall reconcile the payments made by LESSEE pursuant to the preceding LESSOR'S Expense Statement with LESSEE'S Proportionate Share of LESSOR'S Operating Expenses for the period covered thereby. Any balance due to LESSOR shall be paid by LESSEE within thirty (30) days after LESSEE'S receipt of LESSOR'S Expense Statement; any surplus due to
LESSEE  shall  be  applied  by  LESSOR   against  the  next   accruing   monthly
installment(s) of Additional Rent due under this Article. If the Term has expired or has been terminated, LESSEE shall pay the balance due to LESSOR or, alternatively, LESSOR shall refund the surplus to LESSEE, whichever the case may be, within thirty (30) days after LESSEE'S receipt of LESSOR'S Expense Statement; provided, however, if the Term shall have been terminated as a result of a default by LESSEE, then LESSOR shall have the right to retain such surplus to the extent LESSEE owes LESSOR any Basic Rent or Additional Rent.

          5.5 LESSEE or its representative shall have the right to examine LESSOR'S books and records with respect to the reconciliation of LESSOR'S Operating Expenses for the prior calendar year set forth in LESSOR'S Expense Statement during normal business hours at any time within thirty (30) days following the delivery by LESSOR to LESSEE of such LESSOR'S Expense Statement. Unless LESSEE shall give LESSOR a notice objecting to said reconciliation and specifying the respects in which said reconciliation is claimed to be incorrect within fifteen (15) days after its examination of LESSOR'S books and records, said reconciliation shall be considered as final and accepted by LESSEE. Notwithstanding anything to the contrary contained in this Article, LESSEE shall not be permitted to examine LESSOR'S books and records or to dispute said reconciliation unless LESSEE has paid to LESSOR the amount due as shown on LESSOR'S Expense Statement; said payment is a condition precedent to said examination and/or dispute.

          5.6 In no event shall any adjustment in LESSEE'S obligation to pay Additional Rent under this Article 5 result in a decrease in the Basic Rent payable hereunder. LESSEE'S obligation to pay Additional Rent, and LESSOR'S obligation to credit and/or refund to LESSEE any amount, pursuant to the provisions of this Article 5, shall survive the Termination Date.

          5.7 If any tenant in the Building for any reason shall not be provided all services generally provided by LESSOR to other tenants of the Building, then for purposes of determining LESSOR'S Operating Expenses, Landlord shall reasonably estimate what LESSOR'S Operating Expenses would have been had such service been provided to all tenants.

          5.8 LESSEE shall also pay to LESSOR, as Additional Rent, upon demand, the amount of any increase in LESSOR'S Operating Expenses which is attributable to LESSEE'S use or manner of use of the Demised Premises, to activities conducted on or about the Demised Premises by LESSEE or on behalf of LESSEE or to any additions, improvements or alterations to the Demised Premises made by or on behalf of LESSEE.

          5.9 The provisions of Section 29.3 shall apply to LESSOR'S Expense Statement.

                                  ARTICLE 6
                                  ---------

                                UTILITY COSTS
                                -------------

          6.1 LESSEE shall pay to LESSOR, as Additional Rent, LESSEE'S Proportionate Share of the amount by which the Utility Costs for any Lease Year during the Term exceeds the Base Utility Costs. LESSEE'S Proportionate Share of the Utility Costs for less than a Lease Year shall be prorated and apportioned.

          6.2 If, at any time after the date of this Lease, there is an increase in the Utility Costs over the Base Utility Costs (such increase being hereinafter referred to as the "Utility Increase"), then LESSOR shall submit such information to LESSEE in a written statement ("LESSOR'S Utility Statement"). Commencing on the first Basic Rent Payment Date following the submission of any LESSOR'S Utility Statement and continuing thereafter on each successive Basic Rent Payment Date until LESSOR renders the next LESSOR'S Utility Statement, LESSEE shall pay to LESSOR on account of its obligation under
Section 6.1 of this Lease, a sum (the "Utility Payment") equal to LESSEE'S Proportionate Share of the Utility Increase. If LESSOR'S Utility Statement is submitted after the effective date of such Utility Increase, then LESSEE'S first Utility Payment after receipt of LESSOR'S Utility Statement shall be accompanied by the payment of an amount equal to the product of the number of full months, if any, within the Lease Year which shall have elapsed between the period from the effective date of the Utility Increase and LESSEE'S payment of the first Utility Payment after receipt of LESSOR'S Utility Statement, times the Utility Payment; minus any Additional Rent already paid by LESSEE on account of its obligation under Section 6.1 of this Lease for such Lease Year.

          6.3 In connection with the submission of any LESSOR'S Utility Statement, LESSEE shall have the right, within thirty (30) days after its receipt of LESSOR'S Utility Statement, to request from LESSOR any back-up statements received by LESSOR from the applicable utility company with respect to the Utility Increase shown on the LESSOR'S Utility Statement in question. LESSOR agrees to provide such information to LESSEE within a reasonable period of time after its receipt of LESSEE'S request. Notwithstanding anything to the contrary contained in this Article, LESSEE shall not be entitled to the back-up statements or to dispute the Utility Increase unless LESSEE has paid to LESSOR the amount due as shown on LESSOR'S Utility Statement; said payment is a condition precedent to LESSEE'S right to receive said back-up statements and/or to dispute the Utility Increase.

          6.4 In no event shall any adjustment in LESSEE'S obligation to pay Additional Rent under this Article 6 result in a decrease in the Basic Rent payable hereunder. LESSEE'S obligation to pay Additional Rent pursuant to the provisions of this Article 6 shall survive the Termination Date.

          6.5 The provisions of Section 29.3 shall apply to LESSOR'S Utility Statement.

                                  ARTICLE 7
                                  ---------

                        MAINTENANCE, ALTERATIONS AND
                     ADDITIONS; REMOVAL OF TRADE FIXTURES
                     ------------------------------------

          7.1 LESSEE agrees to keep the Demised Premises in good order and condition (except for ordinary wear and tear) and, except as provided in Section 7.3, will make all non-structural repairs, alterations, renewals and replacements, ordinary and extraordinary, foreseen or unforeseen, and shall take such other action as may be necessary or appropriate to keep and maintain the Demised Premises in good order and condition. LESSEE shall not be obligated to make any repairs, alterations, renewals or replacements to any building systems to the extent any such system does not serve the Demised Premises. Except as expressly provided in this Lease, LESSOR shall not be obligated in any way to maintain, alter or repair the Demised Premises. Notice is hereby given that, except with respect to repairs or restoration undertaken by LESSOR, LESSOR will not be liable for any labor, services or materials furnished or to be furnished to LESSEE, or to anyone holding the Demised Premises or any part thereof through or under LESSEE, and that no mechanics' or other liens for any such labor or materials shall attach to or affect the interest of LESSOR in and to the Premises.

          7.2 LESSOR hereby authorizes LESSEE to assert all rights and claims, and to bring suits, actions and proceedings, in LESSOR'S name or in either or both LESSOR'S and LESSEE'S name, in respect of any and all contracts, manufacturer's or supplier's warranties or undertakings, express or implied, relating to any portion of the Building required to be maintained, repaired, altered, removed or replaced by LESSEE; provided, however, that LESSOR shall not be obligated to incur any cost in connection therewith. LESSOR hereby assigns to LESSEE all warranties and guaranties received from suppliers or subcontractors with respect to the Building.

          7.3 LESSOR shall make all repairs and replacements to the foundation, the bearing walls, the structural columns and beams, the exterior walls, the exterior windows and the roof of the Building; provided, however, if such repairs and replacements are necessitated by the intentional acts or negligence of LESSEE or LESSEE'S Visitors, then LESSEE shall reimburse LESSOR, upon demand, for the reasonable cost thereof. The costs and expenses incurred by LESSOR in connection with such repairs and replacements shall be included in LESSOR'S Operating Expenses to the extent permitted by the terms of this Lease.

          7.4 All maintenance and repair, and each addition, improvement or alteration, performed by, on behalf of or for the account of LESSEE (a) must not, individually or in the aggregate, lessen the Fair Market Value of the Building or adversely affect the usefulness of the Building for use as an office building, (b) shall be completed expeditiously in a good and workmanlike manner, and in compliance with all applicable Legal and Insurance Requirements, (c) shall be completed free and clear of all Liens and (d) shall be performed by contractors approved by LESSOR to the extent such work involves any work to any electrical, mechanical, plumbing or other system of the Building, any work to the outside of the Building, any work to the roof of the Building or any work to any structural element of the Building.

          7.5 (a) If there is no default by LESSEE under this Lease, LESSEE may, upon prior notice to LESSOR and submission of plans and specifications, make interior, non-structural additions, improvements or alterations to the Demised Premises having an aggregate cost not to exceed $5,000.00, so long as the same do not affect, alter, interfere with or disrupt any of the electrical, mechanical, plumbing or other system of the Building, do not affect the outside appearance of the Building, do not affect the roof of the Building, do not affect the ingress to or egress from the Demised Premises and do not affect any structural element of the Building.

          (b) LESSEE shall not make any addition,  improvement  or alteration of the Land or of the Building. In addition, LESSEE shall not make any addition, improvement or alteration of the Demised Premises having an aggregate cost in excess of $5,000.00, or affecting, altering, interfering with or disrupting any electrical, mechanical, plumbing or other system of the Building, or affecting the outside appearance, the roof, the ingress to or the egress from the Demised Premises and/or any structural element of the Building (any such work being hereinafter referred to as "Major Work"), unless LESSEE submits to

LESSOR detailed plans and specifications therefor and LESSOR approves such plans and specifications in writing (which such approval shall be at LESSOR'S sole discretion). If LESSOR approves such work, LESSOR may, at any time within twenty
(20) days after such approval, submit to LESSEE a proposal to undertake such work at a specified fixed price. If the fixed price submitted by LESSOR is equal to or less than other bids received by LESSEE from independent contractors utilizing union labor, LESSEE shall, at the request of LESSOR, engage LESSOR to undertake the Major Work in accordance with LESSOR'S proposal and the plans and specifications and at the price quoted by LESSOR. If the fixed price submitted by LESSOR is more than other responsible fixed price bids received by LESSEE from said independent, licensed contractors for the work shown on the plans and specifications approved by LESSOR, LESSEE shall deliver to LESSOR a photocopy of the lower bid which LESSEE desires to accept, certified by LESSEE to be a true and complete photocopy of the original bid. Within ten (10) days after the giving of such lower bid to LESSOR, LESSOR shall have the option to elect, by notice to LESSEE within said ten (10) day period, to agree to perform the work contemplated by said plans and specifications for the fixed price set forth on said lower bid. In the event of such election by LESSOR, LESSEE shall engage LESSOR to undertake the Major Work in accordance with the plans and specifications and LESSOR'S proposal at the fixed price set forth on said lower bid.

          7.6 (a) All additions, improvements and alterations to the Demised Premises shall, upon installation, become the property of LESSOR and shall be deemed part of, and shall be surrendered with, the Demised Premises, unless LESSOR, by notice given to LESSEE at least thirty (30) days prior to the Termination Date, elects to relinquish LESSOR'S right thereto. If LESSOR elects to relinquish LESSOR'S right to any such addition, improvement or alteration, LESSEE shall remove said addition, improvement or alteration, shall promptly repair any damage to the Demised Premises caused by said removal and shall restore the Demised Premises to the condition existing prior to the installation of said addition, improvement or alteration; all such work shall be done prior to the Termination Date.

          (b) At any time during the Term, LESSEE may install or place or reinstall or replace and remove from the Demised Premises any trade equipment, machinery and personal property belonging to LESSEE, provided that (i) LESSEE shall repair all damage caused by such removal and (ii) LESSEE shall not install any equipment, machinery or other items upon the roof of the Building or make any openings on or about such roof. Such trade equipment, machinery and personal property shall not become the property of LESSOR.

                                  ARTICLE 8
                                  ---------

                           USE OF DEMISED PREMISES
                           -----------------------

          8.1 LESSEE shall not, except with the prior consent of LESSOR, use or suffer or permit the use of the Demised Premises or any part thereof for any purposes other than for general administrative offices; provided, however, anything in this Lease to the contrary notwithstanding, that (a) the portions of the Demised Premises which are identified as toilets or utility areas shall be used by LESSEE only for the purposes for which they are designed and (b) LESSEE complies with the requirements of Section 8.2 hereof.

          8.2 LESSEE shall not use, or suffer or permit the use of, the Demised Premises or any part thereof in any manner or for any purpose or do, bring or keep anything, or suffer or permit anything to be done, brought or kept, therein (including, but not limited to, the installation or operation of any electrical, electronic or other equipment) (a) which would violate any covenant, agreement, term, provision or condition of this Lease or is unlawful or in contravention of the certificate of occupancy for the Building, or is in contravention of any Legal or Insurance Requirement to which the Demised Premises is subject, or (b) which would overload or could cause an overload of the electrical or mechanical systems of the Building or which would exceed the floor load per square foot which the floor was designed to carry and which is allowed by law, or (c) which in the reasonable judgment of the LESSOR may in any way impair or interfere with the proper and economic heating, air conditioning of the Building or (d) suffer or permit the Building or any component thereof to be used in any manner or anything to be done therein or anything to be brought into or kept thereon which, in the reasonable judgment of LESSOR, would in any way impair or tend to impair or exceed the design criteria, the structural integrity, character or appearance of the Building, or result in the use of the Building or any component thereof in a manner or for a purpose not intended; nor shall the LESSEE use, or suffer or permit the use of, the Demised Premises or any part thereof in any manner, or do, or suffer or permit the doing of, anything therein or in connection with the LESSEE'S business or advertising which, in the reasonable judgment of the LESSOR, may be prejudicial to the business of LESSOR.

          8.3 LESSEE shall obtain, at its sole cost and expense, all permits, licenses or authorizations of any nature required in connection with the operation of LESSEE'S business at the Demised Premises.

                                  ARTICLE 9
                                  ---------

                              LESSOR'S SERVICES
                              -----------------

          9.1 LESSOR shall furnish to LESSEE only the services set forth in this Lease. All costs and expenses incurred by LESSOR in connection with providing said services shall be included in LESSOR'S Operating Expenses.

          9.2 (a) Throughout the Term, LESSOR shall supply (i) hot and cold water to any lavatories within or serving the Demised Premises; (ii) heat, ventilation and air conditioning to the Demised Premises during Building Hours each day (other than during Building Holidays) as and when reasonably required to maintain reasonably comfortable temperatures therein; (iii) passenger elevator service during Building Hours each day (other than during Building Holidays) to each floor above the street floor of the Building, with one of the elevators being subject to call during hours other than Building Hours or on Building Holidays; (iv) janitorial services for the Demised Premises after Building Hours each day (other than during Building Holidays); and (v) snow and ice removal each day (other than during Building Holidays) within a reasonable time after accumulation thereof.

               (b) If LESSEE requires any services beyond the Building Hours, LESSEE will furnish the same in accordance with the provisions of this Section 9.2(b). LESSEE shall give LESSOR'S managing agent sufficient advance notice of such requirement, which notice shall be given on or before 12:00 PM on the day (other than a Building Holiday) such extra service is required; provided, however, if such extra service is required during a Building Holiday, then such notice shall be given not later than 12:00 PM of the last day (other than a Building Holiday) preceding the Building Holiday on which such extra service is required. LESSEE agrees to pay to LESSOR, as Additional Rent, the cost of such extra service within fifteen (15) days after receipt of a statement for such extra service; the cost of such extra service shall be determined in accordance with LESSOR'S then current schedule of costs for the Building service in question. Without limiting LESSOR'S right to increase its standard charge for after hours heating, ventilation and air conditioning service, LESSOR advises that as of the date of this Lease, its charge for such service is $55.00 per hour.

          9.3 (a) Subject to the provisions of this Section 9.3, LESSOR agrees to furnish to the Demised Premises the Standard Electric Service (as herein defined). The term "Standard Electric Service" shall mean the amount of electricity required during Building Hours for the lights and outlets in the Demised Premises (as shown on the Final Plans), assuming that (i) LESSEE has not connected to the outlets or the electrical system any fixtures, appliances or equipment (including, without limitation, any supplemental air conditioning equipment) other than electric typewriters, personal computers, calculators, Building standard lights, desk lights, photocopy machines and other small, ordinary office equipment, (ii) the electrical service required to the Demised Premises does not exceed 20 amp service, and (iii) there is no computer room within the Demised Premises.

               (b) For the purposes of this Lease, LESSOR and LESSEE agree that the Basic Rent includes an amount for the furnishing the Standard Electric Service to the Demised Premises. If, as a result of (i) the installation of additional fixtures, appliances or equipment in the Demised Premises or (ii) the use of electricity during non-Building Hours, then LESSOR shall have the right to submit to LESSEE a monthly electrical bill for the additional costs. LESSEE shall pay such additional costs to LESSOR, as Additional Rent, in arrears, within fifteen (15) days after its receipt of said statement.

               (c) In no event shall any adjustment in the electrical usage or rates result in a decrease in the Basic Rent payable hereunder.

               (d) Notwithstanding anything to the contrary contained in this Lease, LESSEE hereby expressly agrees and acknowledges that (i) LESSOR shall not be liable in any way to LESSEE (A) for any loss, damage, failure, defect or change in the quantity or character of electricity furnished to the Demised Premises, (B) or if such quantity or character of electricity furnished to the Demised Premises is no longer available or suitable for LESSEE'S requirements, or (C) for any cessation, diminution or interruption of the supply thereof.

          9.4 (a) LESSEE shall replace, at its sole cost and expense, all light bulbs, fluorescent lamps, Building standard lamps and bulbs, and all ballasts used by LESSEE in the Demised Premises with "like kind" bulbs, lamps and ballasts.

               (b) LESSEE shall make no alteration to the existing electrical equipment or connect any fixtures, appliances or equipment thereto (other than electric typewriters, personal computers, calculators, desk lights, photocopy machines and other small, ordinary office equipment) without the prior written consent of LESSOR in each instance. Should LESSOR grant such consent, all additional risers or other equipment required therefor shall be provided by LESSOR and the cost thereof shall be paid by LESSEE as Additional Rent within fifteen (15) days after receipt of a statement for such cost.

          9.5 LESSOR shall not be liable to LESSEE for any costs, expenses or damages incurred by LESSEE as a result of any failure to furnish any service hereunder, or any interruption of any utility service to the Demised Premises, and such failure or interruption (i) shall not be construed as a constructive eviction or eviction of LESSEE, (ii) shall not excuse LESSEE from failing to perform any of its obligations hereunder and (iii) shall not entitle LESSEE to any abatement or offset against Basic Rent or Additional Rent. LESSEE agrees that any service to be provided by LESSOR may be stopped and/or interrupted in connection with any inspection, repair, replacement or emergency. In the event any service to be provided by LESSOR is stopped or interrupted in connection with any inspection, repair or replacement, LESSOR will use practicable efforts not to unreasonably interfere with LESSEE'S use of the Demised Premises.

          9.6 The parties hereto shall comply with all mandatory and voluntary energy conservation controls and requirements imposed or instituted by the Federal, State or local governments and applicable to office buildings, or as may be required to operate the Building as an office building comparable to equivalent facilities in the Middlesex County area including, without limitation, controls on the permitted range of temperature settings in office buildings, and requirements necessitating curtailment of the volume of energy consumption or the hours of operation of the Building. Any terms or conditions of this Lease that conflict or interfere with such controls or requirements shall be suspended for the duration of such controls or requirements. Compliance with such controls or requirements shall not be considered an eviction, actual or constructive, of LESSEE from the Demised Premises and shall not entitle LESSEE to terminate this Lease or to an abatement of any Basic Rent or Additional Rent.

                                  ARTICLE 10
                                  ----------

             COMPLIANCE WITH REQUIREMENTS; RULES AND REGULATIONS
             ---------------------------------------------------

          10.1 (a) LESSEE will (i) comply with all Legal and Insurance Requirements applicable to the Demised Premises and the use thereof and (ii) maintain and comply with all permits, licenses and other authorizations required by any governmental authority for its use of the Demised Premises and for the proper operation, maintenance and repair of the Demised Premises or any part thereof. LESSOR will join in the application (but at no cost to LESSOR) for any permit or authorization with respect to Legal Requirements if such joinder is necessary.

               (b) Supplementing the provisions of clause (i) of Section 10.1(a), if any structural repairs or replacements are required in connection with such compliance, LESSOR shall perform such repairs or replacements for LESSEE'S account, and LESSEE shall reimburse LESSOR, upon demand, for the costs and expenses incurred by LESSOR in connection with such repairs or replacements. LESSEE shall not be responsible for capital improvements to the Building necessary to comply with Legal or Insurance Requirements unless such improvements are necessitated by (i) any addition, improvement or alteration to the Building made by or at the request of LESSEE, or (ii) LESSEE'S specific use of the Demised Premises as opposed to use for general office purposes.

          10.2 LESSEE shall not do, or permit to be done, anything in or to the Demised Premises, or bring or keep anything therein which will, in any way, increase the cost of fire or public liability insurance on the Premises, or invalidate or conflict with the fire insurance or public liability insurance policies covering the Premises or any personal property kept therein by LESSOR, or obstruct or interfere with the rights of LESSOR or of other tenants, or in any other way injure LESSOR or other tenants, or subject LESSOR to any liability for injury to persons or damage to property, or interfere with good order of the Building, or conflict with the Legal Requirements. Any increase in fire insurance premiums on the Premises or the contents within the Building, or any increase in the premiums of any other insurance carried by LESSOR in connection with the Building or the Premises, caused by the use or occupancy of the Demised Premises by LESSEE and any expense or cost incurred in consequence of the negligence, carelessness or willful action of LESSEE, shall be Additional Rent and paid by LESSEE to LESSOR within ten (10) days of demand therefore made by LESSOR to LESSEE.

          10.3 LESSEE shall comply, and shall cause LESSEE'S Visitors to comply, with the Rules and Regulations. LESSOR shall have the right to make reasonable additions and amendments to the Rules and Regulations from time to time, and LESSEE shall comply, and cause LESSEE'S Visitors to comply, with such additions and amendments after delivery of a copy thereof to LESSEE or the posting of a copy thereof in a prominent place in the Building. LESSOR shall not be liable for the failure of any lessee, sublessee, or their agents, employees and visitors to comply with the Rules and Regulations. LESSOR agrees to apply the Rules and Regulations and any amendments and additions thereto in a uniform manner and will not discriminate against LESSEE in enforcing the Rules and Regulations.

                                  ARTICLE 11
                                  ----------

                      COMPLIANCE WITH ENVIRONMENTAL LAWS
                      ----------------------------------

          11.1 Supplementing the provisions of Article 10, LESSEE shall comply, at its sole cost and expense, with all Environmental Laws in connection with its use and occupancy of the Demised Premises; provided, however, the provisions of this Article 11 shall not obligate LESSEE to comply with the Environmental Laws if such compliance is required solely as a result of the occurrence of a spill, discharge or other event before the Commencement Date, or if such spill, discharge or other event was not caused by the act, negligence or omission of LESSEE or LESSEE'S Visitors.

          11.2 LESSEE shall deliver promptly to LESSOR a true and complete photocopy of any correspondence, notice, report, sampling, test, finding, declaration, submission, order, complaint, citation or any other instrument, document, agreement and/or information submitted to, or received from, any governmental entity, department or agency in connection with any Environmental Law relating to or affecting LESSEE, LESSEE'S employees, LESSEE'S use and occupancy of the Demised Premises.

          11.3 LESSEE shall not cause or permit any "hazardous substance" or "hazardous waste" (as such terms are defined in the ISRA) to be brought, kept or stored on or about the Demised Premises, and LESSEE shall not engage in, or permit any other person or entity to engage in, any activity, operation or business on or about the Demised Premises which involves the generation, manufacture, refining, transportation, treatment, storage, handling or disposal of hazardous substances and/or hazardous wastes.

          11.4 (a) If a spill or discharge of a hazardous substance or a hazardous waste occurs on the Premises, LESSEE shall give LESSOR immediate oral and written notice of such spill and/or discharge, setting forth in reasonable detail all relevant facts. In the event such spill or discharge arose out of or in connection with LESSEE'S use and occupancy of the Demised Premises, or in the event such spill or discharge was caused by the act, negligence or omission of LESSEE or LESSEE'S Visitors, then LESSEE shall pay all costs and expenses relating to compliance with the applicable Environmental Law (including, without limitation, the costs and expenses of the site investigations and of the removal and remediation of such hazardous substance or hazardous wastes).

               (b) Without relieving LESSEE of its obligations under this Lease and without waiving any default by LESSEE under this Lease, LESSOR shall have the right, but not the obligation, to take such action as LESSOR deems necessary or advisable to cleanup, remove, resolve or minimize the impact of or otherwise deal with any spill or discharge of any hazardous substance or hazardous waste. In the event such spill or discharge arose out of or in connection with LESSEE'S use and occupancy of the Demised Premises, or in the event such spill or discharge was caused by the act, negligence or omission of LESSEE or LESSEE'S Visitors, then LESSEE shall pay to LESSOR on demand, as Additional Rent, all costs and expenses incurred by LESSOR in connection with any action taken by LESSOR.

          11.5 (a) If LESSEE'S operations at the Demised Premises now or hereafter constitute an "Industrial Establishment" (as defined under ISRA) or are subject to the provisions of any other Environmental Law, then LESSEE agrees to comply, at its sole cost and expense, with all requirements of ISRA and any other applicable Environmental Law to the satisfaction of LESSOR and the governmental entity, department or agency having jurisdiction over such matters (including, but not limited to, performing site investigations and performing any removal and remediation required in connection therewith), in connection with (i) the occurrence of the Termination Date, (ii) any termination of this
Lease prior to the Termination Date, (iii) any closure, transfer or consolidation of LESSEE'S operations at the Demised Premises, (iv) any change in the ownership or control of LESSEE, (iv) any permitted assignment of this Lease or permitted sublease of all or part of the Demised Premises or (v) any other action by LESSEE which triggers ISRA or any other Environmental Law.

               (b) In connection with subsection (a) above, if, with respect to ISRA, LESSEE has failed to obtain a negative declaration or to complete an approved clean-up plan or to otherwise comply with the provisions of ISRA prior to the Termination Date, or if, with respect to any other Environmental Law, LESSEE has failed to fully comply with the applicable provisions of such other Environmental Law prior to the Termination Date, LESSEE shall be deemed to be a holdover tenant, shall pay rent at the rate set forth in Section 24.3 and shall continue to diligently pursue compliance with ISRA and/or such other Environmental Law. Upon LESSEE'S full compliance with the provisions of ISRA or of such other Environmental Law, LESSEE shall deliver possession of the Demised Premises to LESSOR in accordance with the provisions of this Lease and such holdover rent shall be adjusted as of said date.

          11.6 (a) In connection with (i) any sale or other disposition of all or part of LESSOR'S interest in the Premises, (ii) any change in the ownership or control of LESSOR, (iii) any condemnation, (iv) any foreclosure or (v) any other action by LESSOR which triggers ISRA or any other Environmental Law, LESSOR shall comply, at its sole cost and expense, with all requirements of ISRA and such other applicable Environmental Law; provided, however, if any site investigation is required as a result of LESSEE'S use and occupancy of the Demised Premises or a spill or discharge of a hazardous substance or hazardous waste caused by the act, negligence or omission of LESSEE or LESSEE'S Visitors, then LESSEE shall pay all costs associated with said site investigation; in addition, if any removal and remediation is required as a result of a spill or discharge of a hazardous substance or hazardous waste caused by the act, negligence or omission of LESSEE or LESSEE'S Visitors, then LESSEE shall pay all costs associated with said removal and remediation.

               (b) If, in connection with such compliance, LESSOR requires any affidavits, certifications or other information from LESSEE, LESSEE agrees to cooperate with LESSOR and to deliver to LESSOR without charge all such documents within five (5) business days after LESSEE'S receipt of said request. LESSEE shall not be required to perform any investigations or conduct any tests in connection therewith unless such investigations or tests are required as a result of LESSEE'S use and occupancy of the Demised Premises or a spill or discharge of a hazardous substance or hazardous waste caused by the act, negligence or omission of LESSEE or LESSEE'S Visitors.

          11.7 LESSEE hereby agrees to defend, indemnify and hold LESSOR harmless from and against any and all claims, losses, liability, damages and expenses (including, without limitation, site investigation costs, removal and remediation costs and attorneys' fees and disbursements) arising out of or in connection with (i) LESSEE'S use and occupancy of the Demised Premises, (ii) any spill or discharge of a hazardous substance or hazardous waste by LESSEE or LESSEE'S Visitors and/or (iii) LESSEE'S failure to comply with the provisions of this Article 11.

          11.8 If LESSOR has given to LESSEE the name and address of any holder of an Underlying Encumbrance, LESSEE agrees to send to said holder a photocopy of those items given to LESSOR pursuant to the provisions of Section 11.2.

          11.9 LESSEE'S obligations under this Article 11 shall survive the expiration or earlier termination of this Lease.

                                  ARTICLE 12
                                  ----------

                              DISCHARGE OF LIENS
                              ------------------

          LESSEE will discharge within fifteen (15) days after receipt of notice thereof any Lien on the Premises or the Basic Rent, Additional Rent or any other sums payable under this Lease, caused by or arising out of LESSEE'S acts or LESSEE'S failure to perform any obligation hereunder.

                                  ARTICLE 13
                                  ----------

                              PERMITTED CONTESTS
                              ------------------

          LESSEE may contest by appropriate proceedings, the amount, validity or application of any Legal Requirement which LESSEE is obligated to comply with or any Lien which LESSEE is obligated to discharge, provided that (a) such proceedings shall suspend the collection thereof, (b) no part of the Premises or of any Basic Rent or Additional Rent or other sum payable hereunder would be subject to loss, sale or forfeiture during such proceedings, (c) LESSOR would not be subject to any civil or criminal liability for failure to pay or perform, as the case may be, (d) LESSEE shall have furnished such security as may be required in the proceedings or reasonably requested by LESSOR, (e) such proceedings shall not affect the payment of Basic Rent, Additional Rent or any other sum payable to LESSOR hereunder or prevent LESSEE from using the Demised Premises for its intended purposes, and (f) LESSEE shall notify LESSOR of any such proceedings not less than ten (10) days prior to the commencement thereof, and shall describe such proceedings in reasonable detail. LESSEE will conduct all such contests in good faith and with due diligence and will, promptly after the determination of such contest, pay and discharge all amounts which shall be determined to be payable therein.

                                  ARTICLE 14
                                  ----------

                          INSURANCE; INDEMNIFICATION
                          --------------------------

          14.1 (a) LESSEE shall obtain, and shall keep in full force and effect during the Term, the following insurance coverages, with insurers which are authorized to do business in the State of New Jersey and which are rated at least A- in Best's Key Rating Guide:

                    (i) commercial general liability insurance (including, during any period when LESSEE is making alterations or improvements to the Demised Premises, coverage for any construction on or about the Demised Premises), against claims for bodily injury, personal injury, death or property damage occurring on, in or about the Demised Premises, or as a result of ownership of facilities located on the Demised Premises, in an amount per occurrence of not less than $5,000,000.00 combined single limit for any bodily injury, personal injury, death or property damage;

                    (ii) workers'  compensation  insurance coverage for the full statutory liability of LESSEE;

                    (iii) business interruption insurance in such amounts as will reimburse LESSEE for direct and indirect loss of earnings attributable to those events commonly insured against by reasonable prudent tenants and/or attributable to LESSEE'S inability to access or to occupy (all or part of) the Demised Premises; and

                    (iv) such other insurance with respect to the Demised Premises in such amounts and against such insurable exposures as may reasonably and customarily be required by any mortgagee holding a first lien upon the Building.

               (b) The policies of insurance required to be maintained by LESSEE pursuant to Section 14.1 shall name as the insured parties (except for workers' compensation insurance and business interruption insurance) LESSOR and LESSEE, as their respective interests may appear, and shall be reasonably satisfactory to LESSOR. In addition, said policies of insurance (except for worker's compensation insurance) shall (i) provide that thirty (30) days' prior written notice of suspension, cancellation, termination, modification, non-renewal or lapse or material change of coverage shall be given and that such insurance shall not be invalidated by any act or neglect of LESSOR or LESSEE or any owner of the Premises, nor by any change in the title or ownership of the Premises, nor by occupation of the Demised Premises for purposes more hazardous than are permitted by such policy, and (ii) not contain a provision relieving the insurer thereunder of liability for any loss by reason of the existence of other policies of insurance covering the Demised Premises against the peril involved, whether collectible or not; and the policies of insurance required to be maintained by LESSEE pursuant to subsection 14.1(a)(i) shall also include a contractual liability endorsement evidencing coverage of LESSEE'S obligation to indemnify LESSOR pursuant to Section 14.4 hereof.

               (c) On the Commencement Date, LESSEE shall deliver to LESSOR original or duplicate policies or certificates of the insurers evidencing all the insurance which is required to be maintained hereunder by LESSEE, and, within ten (10) days prior to the expiration of any such insurance, other original or duplicate policies or certificates evidencing the renewal of such insurance.

               (d)  LESSEE  shall  not  obtain  or  carry   separate   insurance
concurrent  in form or  contributing  in the event of loss with that required by
Section 14.1 unless LESSOR and LESSEE are named as insureds therein.

          14.2 (a) LESSOR shall obtain, and shall keep in full force and effect during the Term, the following insurance coverages, with insurers which are authorized to do business in the State of New Jersey and which are rated at least A- in Best's Key Rating Guide:

                    (i) property insurance on the Building with respect to risks from time to time included under a standard "All Risk" policy, including, but not limited to, fire, vandalism, malicious mischief, loss of rental income endorsement (for a 12 month period) and ordinance coverage (but excluding flood and earthquake insurance), with an agreed endorsement in an amount equal to the full replacement cost of the Building, as determined from time to time (but not less often than once every year) by a method required by the insurer or insurers;

                    (ii) commercial general liability insurance (including, during any period when LESSOR is making alterations or improvements to the Premises, coverage for any construction on or about the Premises), against claims for bodily injury, personal injury, death or property damage occurring on, in or about the Premises, or as a result of ownership of facilities located on the Demised Premises, in an amount per occurrence and with such deductible as required by the holder of any Underlying Encumbrance, or if none, as would be reasonably carried by a prudent owner of property similar to the Premises;

                    (iii) rental income insurance in an amount equal to the aggregate rental income from the Building, from time to time, for a period of twelve (12) months;

                    (iv) such other insurance carried in good faith by LESSOR and applicable to the Building; and

                    (v) such other insurance carried in good faith by LESSOR and applicable to the Land.

For the purposes of this Lease, the sum of (i) the cost of the insurance coverages maintained by LESSOR for the Building under subsections 9i), (iii) and
(iv) of this Section 14.2(a), and (ii) the Building's Complex Percentage of the cost of the insurance coverages maintained by LESSOR for the Premises under subsections

(ii) and (v) of this Section 14.2(a), is hereinafter referred to as "LESSOR'S Insurance Costs".

               (b) LESSEE shall pay to LESSOR, as Additional Rent, LESSEE'S Proportionate Share of the amount by which LESSOR'S Insurance Costs for any Lease Year during the Term exceeds the Base Insurance Costs. LESSEE'S Proportionate Share of LESSOR'S Insurance Costs for less than a Lease Year shall be prorated and apportioned.

               (c) On or about  January 1, 2001,  and  thereafter  within ninety
(90) days following the first day of each succeeding calendar year within the Term, LESSOR shall determine or estimate the amount by which LESSOR'S Insurance Costs for the calendar year in question will exceed the Base Insurance Costs ("LESSOR'S Estimated Insurance Costs") and shall submit such information to LESSEE in a written statement ("LESSOR'S Insurance Statement").

               (d) Commencing on the first Basic Rent Payment Date following the submission of any LESSOR'S Insurance Statement and continuing thereafter on each successive Basic Rent Payment Date until LESSOR renders the next LESSOR'S Insurance Statement, LESSEE shall pay to LESSOR on account of its obligation under this Section 14.2, a sum (the "Monthly Insurance Payment") equal to one-twelfth (1/12) of LESSEE'S Proportionate Share of LESSOR'S Estimated Insurance Costs for such calendar year. LESSEE'S first Monthly Insurance Payment after receipt of LESSOR'S Insurance Statement shall be accompanied by the payment of an amount equal to the product of the number of full months, if any, within the calendar year which shall have elapsed prior to such first Monthly Insurance Payment, times the Monthly Insurance Payment; minus any Additional Rent already paid by LESSEE on account of its obligation under Section 14.2 of this Lease for such calendar year.

               (e) Each LESSOR'S Insurance Statement shall reconcile the payments made by LESSEE pursuant to the preceding LESSOR'S Insurance Statement with LESSEE'S Proportionate Share of LESSOR'S Insurance Costs for the period covered thereby. Any balance due to LESSOR shall be paid by LESSEE within thirty
(30) days after LESSEE'S receipt of LESSOR'S Insurance Statement; any surplus due to LESSEE shall be applied by LESSOR against the next accruing monthly installment(s) of Additional Rent due under this Section 14.2. If the Term has expired or has been terminated, LESSEE shall pay the balance due to LESSOR or, alternatively, LESSOR shall refund the surplus to LESSEE, whichever the case may be, within thirty (30) days after LESSEE'S receipt of LESSOR'S Insurance Statement; provided, however, if the Term shall have been terminated as a result of a default by LESSEE, then LESSOR shall have the right to retain such surplus to the extent LESSEE owes LESSOR any Basic Rent or Additional Rent.

               (f) In no event shall any adjustment in LESSEE'S obligation to pay Additional Rent under this Section 14.2 result in a decrease in the Basic Rent payable hereunder. LESSEE'S obligation to pay Additional Rent, and LESSOR'S obligation to credit and/or refund to LESSEE any amount, pursuant to the provisions of this Section 14.2, shall survive the Termination Date.

               (g) The provisions of Section 29.3 shall apply to LESSOR'S Insurance Statement.

          14.3 (a) LESSOR hereby waives and releases LESSEE, and LESSEE hereby waives and releases LESSOR, from any and all liabilities, claims and losses for which the released party is or may be held liable to the extent of any insurance proceeds received by said injured party.

               (b) Each party hereto agrees to have included in each of its insurance policies (insuring the Building in the case of LESSOR, and insuring LESSEE'S personal property, trade fixtures, equipment and improvements in the case of LESSEE, against loss, damage or destruction by fire or other casualty) a waiver of the insurer's right of subrogation against the other party to this Lease. If there is any extra charge for such waiver, the party requesting the waiver shall pay the extra charge therefor. If such waiver is not enforceable or is unattainable, then such insurance policy shall contain either (i) an express agreement that such policy shall not be invalidated if LESSOR or LESSEE, whichever the case may be, waives the right of recovery against the other party to this Lease or (ii) any other form for the release of LESSOR or LESSEE, whichever the case may be. If such waiver, agreement or release shall not be, or shall cease to be, obtainable from LESSOR'S insurance company or from LESSEE'S insurance company, whichever the case may be, then LESSOR or LESSEE shall notify the other party of such fact and shall use its best efforts to obtain such waiver, agreement or release from another insurance company satisfying the requirements of this Lease.

          14.4 LESSEE hereby indemnifies, and shall pay, protect and hold LESSOR harmless from and against all liabilities, losses, claims, demands, costs, expenses (including attorneys' fees and expenses) and judgments of any nature, (except to the extent LESSOR is compensated by insurance maintained by LESSOR or LESSEE hereunder and except for such of the foregoing as arise from the negligence, recklessness or willful misconduct of LESSOR, its agents, servants or employees), arising, or alleged to arise, from or in connection with, (i) any injury to, or the death of, any person or loss or damage to property on or about the Demised Premises, (ii) any violation of this Lease or of any Legal or Insurance Requirement, or (iii) performance of any labor or services or the furnishing of any materials or other property in respect of the Demised Premises or any part thereof. LESSEE will resist and defend any action, suit or proceeding brought against LESSOR by reason of any such occurrence by independent counsel selected by LESSEE, which is reasonably acceptable to LESSOR. The obligations of LESSEE under this Section
14.4 shall survive any termination of this Lease.

          14.5 LESSEE agrees to make no claim against LESSOR for any injury or damage to LESSEE or to any other person or for any damage to, or loss (by theft or otherwise) of, or loss of use of, any property of LESSEE or of any other person, regardless of the cause thereof (including, without limitation, any such injury or damage caused by the negligence, recklessness or willful misconduct of LESSOR, its agents, servants and employees); it is hereby understood that LESSEE assumes all risk in connection therewith.

                                  ARTICLE 15
                                  ----------

                            ESTOPPEL CERTIFICATES
                            ---------------------

          15.1 At any time and from time to time, upon not less than ten (10) days' prior notice by LESSOR, LESSEE shall execute, acknowledge and deliver to LESSOR a statement (or, if LESSEE is a corporation, an authorized officer of LESSEE shall execute, acknowledge and deliver to LESSOR a statement) certifying the following: (i) the Commencement Date, (ii) the Termination Date, (iii) the date(s) of any amendment(s) and/or modification(s) to this Lease, (iv) that this Lease was properly executed and is in full force and effect without amendment or modification, or, alternatively, that this Lease and all amendments and/or modifications thereto have been properly executed and are in full force and effect, (v) the current annual Basic Rent, the current monthly installments of Basic Rent and the date on which LESSEE'S obligation to pay Basic Rent commenced, (vi) the current monthly installment of Additional Rent for Taxes and LESSOR'S Operating Expenses, (vii) the date to which Basic Rent and Additional Rent have been paid, (viii) the amount of the security deposit, if any, (ix) that all work to be done to the Demised Premises by LESSOR has been completed in accordance with this Lease and have been accepted by LESSEE, except as specifically provided in the estoppel certificate, (x) that no installment of Basic Rent or Additional Rent has been paid more than thirty (30) days in advance, (xi) that LESSEE is not in arrears in the payment of any Basic Rent or Additional Rent, (xii) that, to the best of LESSEE'S knowledge, neither party to this Lease is in default in the keeping, observance or performance of any covenant, agreement, provision or condition contained in this Lease and no event has occurred which, with the giving of notice or the passage of time, or both, would result in a default by either party, except as specifically provided in the estoppel certificate, (xiii) that, to the best of LESSEE'S knowledge, LESSEE has no existing defenses, offsets, liens, claims or credits against the Basic Rent or Additional Rent or against enforcement of this Lease by LESSOR, (xiv) that LESSEE has not been granted any options or rights of first refusal to extend the Term, to lease additional space, to terminate this Lease before the Termination Date or to purchase the Premises, except as specifically provided in this Lease, (xv) that LESSEE has not received any notice of violation of Legal Requirements or Insurance Requirements relating to the Premises or to the Demised Premises, (xvi) that LESSEE has not assigned this Lease or sublet all or any portion of the Demised Premises, (xvii) that no "hazardous substances" or "hazardous wastes" have been generated, manufactured, refined, transported, treated, stored, handled, disposed or spilled on or about the Demised Premises and (xviii) such other reasonable matters as the person or entity requesting the Certificate may request. LESSEE hereby acknowledges and agrees that such statement may be relied upon by any mortgagee, or any prospective purchaser, lessee, sublessee, mortgagee or assignee of any mortgage, of the Premises or any part thereof.

          15.2 If LESSEE shall fail or otherwise refuse to execute an estoppel certificate in accordance with Section 15.1, then and upon such event, LESSEE shall be deemed to have appointed LESSOR and LESSOR shall thereupon be regarded as the irrevocable attorney-in-fact of LESSEE duly authorized to execute and deliver the required certificate for and on behalf of LESSEE, but the exercise of such power shall not be deemed a waiver of LESSEE'S default.

          15.3 At any time and from time to time, upon not less than ten (10) days' prior notice by LESSEE, an authorized officer of LESSOR shall execute, acknowledge and deliver to LESSEE a statement certifying the following: (i) the Commencement Date, (ii) the Termination Date, (iii) the date(s) of any amendment(s) and/or modification(s) to this Lease, (iv) that this Lease was properly executed and is in full force and effect without amendment or modification, or, alternatively, that this Lease and all amendments and/or modifications thereto have been properly executed and are in full force and effect, (v) the current annual Basic Rent, the current monthly installments of Basic Rent and the date on which LESSEE'S obligation to pay Basic Rent commenced, (vi) the current monthly installment of Additional Rent for Taxes and LESSOR'S Operating Expenses, (vii) the date to which Basic Rent and Additional Rent have been paid, (viii) the amount of the security deposit, if any, (ix) that all work done to the Demised Premises by LESSEE has been approved, except as specifically provided in the estoppel certificate, (x) that no installment of Basic Rent or Additional Rent has been paid more than thirty (30) days in advance, (xi) that LESSEE is not in arrears in the payment of any Basic Rent or Additional Rent, (xii) that, to the best of LESSOR'S knowledge, neither party to this Lease is in default in the keeping, observance or performance of any covenant, agreement, provision or condition contained in this Lease and no event has occurred which, with the giving of notice or the passage of time, or both, would result in a default by either party, except as specifically provided in the estoppel certificate, (xiii) that, to the best of LESSOR'S knowledge, LESSEE has no existing defenses, offsets, liens, claims or credits against the Basic Rent or Additional Rent or against enforcement of this Lease by LESSOR, (xiv) that LESSEE has not been granted any options or rights of first refusal to extend the Term, to lease additional space, to terminate this Lease before the Termination Date or to purchase the Premises, except as specifically provided in this Lease, (xv) that LESSOR has not received any notice of violation of Legal Requirements or Insurance Requirements relating to the Premises or to the Demised Premises, and (xvi) that to the best of LESSOR'S knowledge, no "hazardous substances" or "hazardous wastes" have been generated, manufactured, refined, transported, treated, stored, handled, disposed or spilled on or about the Demised Premises by LESSOR.

                                  ARTICLE 16
                                  ----------

                          ASSIGNMENT AND SUBLETTING
                          -------------------------

          16.1 Except as otherwise expressly provided in this Article 16, LESSEE shall not sell, assign, transfer, hypothecate, mortgage, encumber, grant concessions or licenses, sublet, or otherwise dispose of any interest in this Lease or the Demised

Premises, by operation of law or otherwise, without the prior written consent of LESSOR. Any consent granted by LESSOR in any instance shall not be construed to constitute a consent with respect to any other instance or request. If the Demised Premises or any part thereof should be sublet, used, or occupied by anyone other than LESSEE, or if this Lease should be assigned by LESSEE, LESSOR shall have the right to collect rent from the assignee, subtenant, user or occupant, but no such assignment, subletting, use, occupancy or collection shall be deemed a waiver of any of LESSOR'S rights under the provisions of this
Section 16.1, a waiver of any of LESSEE'S covenants contained in this Article 16, the acceptance of the assignee, subtenant, user or occupant as tenant, or a release of LESSEE from further performance by LESSEE of LESSEE'S obligations under the Lease.

          16.2 If LESSEE  shall  desire to sublet  the  Demised  Premises  or to assign this Lease, it shall first submit to LESSOR a written notice ("LESSEE'S Notice") setting forth in reasonable detail:

               (a) the name and address of the proposed sublessee or assignee;

               (b) the terms and conditions of the proposed subletting or assignment (including the proposed commencement date of the sublease or the effective date of the assignment, which shall be at least thirty (30) days after LESSEE'S Notice is given);

               (c) the nature and character of the business of the proposed sublessee or assignee;

               (d) banking, financial, and other credit information relating to the proposed sublessee or assignee, in reasonably sufficient detail, to enable LESSOR to determine the proposed sublessee's or assignee's financial responsibility; and

               (e)  in  the   case  of  a   subletting,   complete   plans   and
specifications for any and all work to be done in the Demised Premises to be sublet.

          16.3 Within thirty (30) days after LESSOR'S receipt of LESSEE'S Notice, LESSOR agrees that it shall notify LESSEE whether LESSOR (i) consents to the proposed sublet or assignment, (ii) does not consent to the proposed sublet or assignment, or (iii) elects to exercise its recapture right, as described in
Section 16.5. In the event LESSOR does not elect to exercise its recapture right, then LESSOR agrees not to unreasonably withhold its consent to the proposed sublet or assignment.

          16.4 In addition to the foregoing requirements,

               (a) no assignment or sublease shall be permitted if, at the effective date of such assignment or sublease, LESSEE is in default under this Lease; and

               (b) no assignment or sublease shall be permitted unless LESSEE agrees, at the time of the proposed assignment or sublease and in LESSEE'S
Notice, to pay to LESSOR, immediately upon receipt thereof, 100% of all Net Rental Proceeds, of whatever nature, payable by the prospective assignee or sublessee to LESSEE pursuant to such assignment or sublease.

          16.5 (a) LESSOR shall have the right, to be exercised by giving written notice (the "Recapture Notice") to LESSEE within thirty (30) days after receipt of LESSEE'S Notice, to recapture the space described in LESSEE'S Notice (the "Recapture Space"). The Recapture Notice shall cancel and terminate this Lease with respect to the Recapture Space as of the date stated in LESSEE'S Notice for the commencement of the proposed assignment or sublease as fully and completely as if that date had been herein definitively fixed as the Termination Date, and LESSEE shall surrender possession of the Recapture Space as of such date. Thereafter, the Basic Rent and Additional Rent shall be equitably adjusted based upon the square footage of the Demised Premises then remaining, after deducting the square footage attributable to the Recapture Space.

               (b) In the event LESSOR elects to exercise its recapture right and the Recaptured Space is less than the entire Demised Premises, then LESSOR, at its sole expense, shall have the right to make any alterations to the Demised Premises required, in LESSOR'S reasonable judgment, to make such Recaptured Space a self-contained rental unit. LESSOR agrees to perform all such work, if any, with as little inconvenience to LESSEE'S business as is reasonably possible; provided, however, LESSOR shall not be required to perform such work after normal business hours or on weekends; and provided further, LESSOR shall not be deemed guilty of an eviction, partial eviction, constructive eviction or disturbance of LESSEE'S use or possession of the Demised Premises, and shall not be liable to LESSEE for same.

          16.6 In addition to the foregoing requirements, any sublease must contain the following provisions:

               (a) the sublease shall be subject and subordinate to all of the terms and conditions of this Lease;

               (b) at LESSOR'S option, in the event of cancellation or termination of this Lease for any reason or the surrender of this Lease, whether voluntarily, involuntarily, or by operation of law, prior to the expiration of such sublease, including extensions and renewals of such sublease, the subtenant shall make full and complete attornment to LESSOR for the balance of the term of the sublease. The attornment shall be evidenced by an agreement in form and substance satisfactory to LESSOR which the subtenant shall execute and deliver at any time within five (5) days after request by LESSOR or its successors and assigns;

               (c) the term of the sublease shall not extend beyond a date which is one day prior to the Termination Date;

               (d) no subtenant shall be permitted to further sublet all or any portion of the subleased space or to assign its sublease without LESSOR'S prior written consent; and

               (e) the subtenant shall waive the provisions of any law now or subsequently in effect which may give the subtenant any right of election to terminate the sublease or to surrender possession of the space subleased in the event that any proceeding is brought by LESSOR to terminate this Lease.

          16.7 Each of the following events shall be deemed to constitute an assignment of this Lease and each shall require the prior written consent of
LESSOR:

               (a) any assignment or transfer of this Lease by operation of law;

or

               (b) any hypothecation,  pledge, or collateral  assignment of this

Lease; or

               (c) any involuntary assignment or transfer of this Lease in connection with bankruptcy, insolvency, receivership, or similar proceeding; or

               (d) any assignment, transfer, disposition, sale or acquisition of a controlling interest in LESSEE to or by any person, entity, or group of related persons or affiliated entities, whether in a single transaction or in a series of related or unrelated transactions; or

               (e) any issuance of an interest or interests in LESSEE (whether stock, partnership interests, or otherwise) to any person, entity, or group of related persons or affiliated entities, whether in a single transaction or in a series of related or unrelated transactions, which results in such person, entity, or group holding a controlling interest in LESSEE. For purposes of the immediately foregoing, a "controlling interest" of LESSEE shall mean 50% or more of the aggregate issued and outstanding equitable interests (whether stock, partnership interests, membership interests or otherwise) of LESSEE.

          16.8 It is a further condition to the effectiveness of any assignment otherwise complying with this Article 16 that the assignee execute, acknowledge, and deliver to LESSOR an agreement in form and substance satisfactory to LESSOR whereby the assignee assumes all of the obligations of LESSEE under this Lease and agrees that the provisions of this Article 16 shall continue to be binding upon it with respect to all future assignments and deemed assignments of this Lease.

          16.9 No assignment of this Lease nor any sublease of all or any portion of the Demised Premises shall release or discharge LESSEE from any liability, whether past, present, or future, under this Lease and LESSEE shall continue to remain primarily liable under this Lease.

          16.10 LESSEE shall be responsible for obtaining all permits and approvals required by any governmental or quasi-governmental agency in connection with any assignment of this Lease or any subletting of the Demised Premises, and LESSEE shall deliver copies of these documents to LESSOR prior to the commencement of any work, if work is to be done. LESSEE is also responsible for and is required to reimburse LESSOR for all fees, costs and expenses, including, but not limited to, reasonable attorneys' fees and disbursements, which LESSOR incurs in reviewing any proposed assignment of this Lease, any proposed sublease of the Demised Premises, and any permits, approvals, and applications for construction within the Demised Premises.

          16.11 If LESSOR consents to any proposed assignment or sublease and LESSEE fails to consummate the assignment or sublease to which LESSOR consented within ninety (90) days after the giving of such consent, LESSEE shall be required again to comply with all of the provisions and conditions of this
Article 16 before assigning this Lease or subletting the Demised Premises. If LESSEE consummates the assignment or sublease to which LESSOR consented within said ninety (90) day period, LESSEE agrees that it shall deliver to LESSOR a fully executed, duplicate original counterpart of the assignment or sublease agreement within ten (10) days of the date of execution of such item.

          16.12 LESSEE agrees that under no circumstances shall LESSOR be liable in damages or subject to liability by reason of LESSOR'S failure or refusal to grant its consent to any proposed assignment of this Lease or subletting of the Demised Premises.

          16.13 If LESSOR withholds its consent of any proposed assignment or sublease, LESSEE shall defend, indemnify, and hold LESSOR harmless from and reimburse LESSOR for all liability, damages, costs, fees, expenses, penalties, and charges (including, but not limited to, reasonable attorneys' fees and disbursements) arising out of any claims that may be made against LESSOR by any brokers or other persons claiming a commission or similar compensation in connection with the proposed assignment or sublease.

          16.14 (a) Notwithstanding anything to the contrary contained in this Lease, in the event that this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, any and all monies or other consideration payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to LESSOR, shall be and remain the exclusive property of LESSOR and shall not constitute property of LESSEE or of the estate of LESSEE within the meaning of the Bankruptcy Code. Any and all monies or other consideration constituting LESSOR'S property under the preceding sentence not paid or delivered to LESSOR shall be held in trust for the benefit of LESSOR and be promptly paid to or turned over to LESSOR.

               (b) If LESSEE proposes to assign this Lease pursuant to the provisions of the Bankruptcy Code to any person or entity who shall have made a bona fide offer to accept an assignment of this Lease on terms acceptable to LESSEE, then notice of such proposed assignment setting forth (i) the name and address of such person or entity, (ii) all of the terms and conditions of such offer and (iii) the adequate assurance to be provided by LESSEE to assure such person's or entity's future performance under this Lease, including, without limitation, the assurance referred to in Section 365(b)(3) of the Bankruptcy Code, or any such successor or substitute legislation or rule thereto, shall be given to LESSOR by LESSEE no later than twenty (20) days after receipt by LESSEE, but in any event no later than ten (10) days prior to the date that LESSEE shall make application to a court of competent jurisdiction for authority and approval to enter into such assignment and assumption; for the purposes of clause (iii) of this sentence, the phrase "adequate assurance" shall mean the deposit of cash security in an amount equal to the Basic Rent and Additional Rent payable under this Lease for the next succeeding twelve (12) months (which annual Additional Rent shall be reasonably estimated by LESSOR). LESSOR shall thereupon have the prior right and option, to be exercised by notice to LESSEE given at any time prior to the effective date of such proposed assignment, to accept an assignment of this Lease upon the same terms and conditions and for the same consideration, if any, as the bona fide offer made by such person for the assignment of this Lease. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed without further act or deed to have assumed all of the obligations arising under this Lease on or after the date of such assignment. Any such assignee shall, upon demand, execute and deliver to LESSOR an instrument confirming such assumption.

          16.15 (i) LESSEE may, without LESSOR'S prior consent, but upon not less than fifteen (15) days' prior notice to LESSOR, assign this Lease to, or sublet all or part of the Premises to, or permit a portion of the Premises to be occupied by, any corporation or other business entity which controls, is controlled by, or is under common control with LESSEE (herein referred to as a "related corporation"), subject, however, to compliance with LESSEE'S obligations under this Lease, provided that (x) such related corporation's use is consistent with the uses permitted under this Lease, (y) prior to such assignment, subletting or occupancy, LESSEE furnishes LESSOR with the name of any such related corporation and a written certification from a duly authorized senior officer of LESSEE certifying to LESSOR that such assignee, subtenant or occupant is a related corporation of LESSEE and (z) with respect to a related corporation which is permitted to occupy a portion of the Premises, such related corporation shall not be permitted to have an identification sign on the entrance door to the Premises or on the wall adjacent thereto. From time to time during such assignment, subletting or occupancy, upon written request by LESSOR, a duly authorized senior officer of LESSEE shall certify in writing to LESSOR, and shall substantiate by reasonable evidence, that such assignee, subtenant or occupant continues to be a related corporation of LESSEE. LESSEE hereby acknowledges and agrees that an assignment of this Lease shall be deemed to have occurred at such time as such assignee, subtenant or occupant ceases to be a related corporation of LESSEE, and that such assignment shall be subject to all the provisions of this Article 16 (including, without limitation, the obligation to obtain LESSOR'S prior written consent). Any assignment, subletting or occupancy by a related corporation of LESSEE shall not be deemed to relieve, release, impair or discharge any of LESSEE'S obligations
hereunder.   For  the  purposes  hereof,  "control"  shall  be  deemed  to  mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such corporation or other business entity, through the ownership of voting securities, by contract, or otherwise.

                    (ii) LESSEE may, without LESSOR'S prior consent, but upon not less than fifteen (15) days' prior written notice to LESSOR, assign this Lease and the leasehold estate hereby created to a successor corporation of LESSEE (as hereinafter defined). A "successor corporation," as used in this subsection, shall mean (x) a corporation or other business entity into which or with which LESSEE, its successors or assigns, is merged or consolidated, in accordance with applicable statutory provisions for the merger or consolidation of corporations, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation, the liabilities of the corporations or other business entities participating in such merger or consolidation are assumed by the corporation or other business entity surviving such merger or consolidation, or (y) a corporation or other business entity acquiring all or substantially all of the assets of LESSEE, its corporate successors or assigns, including the leasehold estate created by this Lease, and assuming the obligations of LESSEE under this Lease, or (z) any corporate successor or other business entity successor to a successor corporation becoming such by either of the methods described in subdivisions (x) and (y) above; provided that (1) such merger or consolidation, or such acquisition and assumption, as the case may be, is not principally for the purpose of transferring the leasehold estate created hereby, and (2) immediately after giving effect to any such merger or consolidation, or such acquisition and assumption, as the case may be, the corporation surviving such merger or created by such consolidation or acquiring such assets and assuming such liabilities as the case may be, shall have a net worth, as determined in accordance with generally accepted accounting principles, equal to or greater than the net worth of LESSEE as of the effective date of such assignment.

                    (iii) Notwithstanding anything to the contrary contained in this Lease, the transfer of the outstanding capital stock of any corporate tenant shall not be deemed an assignment of this Lease if such transfer shall be effected by the sale of stock through the "over-the-counter-market" or through any recognized stock exchange

                                  ARTICLE 17
                                  ----------

                                   CASUALTY
                                   --------

          17.1 If there is any damage to or destruction of the Demised Premises, LESSEE shall promptly give notice thereof to LESSOR, describing the nature and extent thereof.

          17.2 If the Demised Premises are damaged, but no portion thereof is rendered untenantable, and this Lease is not terminated pursuant to Section 17.4, 17.5 or 17.6 hereof, LESSOR shall, at its own expense, cause Restoration to be completed as soon as reasonably practicable but in no event later than ninety (90) days from the occurrence, subject to any Excusable Delays, and the Basic Rent and Additional Rent shall not abate.

          17.3 If the Demised Premises are damaged or destroyed and are rendered partially or wholly untenantable, and this Lease is not terminated pursuant to
Section 17.4, 17.5 or 17.6 hereof, LESSOR shall, at its own expense, cause Restoration to be completed as soon as reasonably practicable but in no event later than one hundred eighty (180) days from the occurrence, subject to any Excusable Delays, and the Basic Rent and Additional Rent shall be equitably abated.

          17.4 If, in the sole opinion of LESSOR, the Building is damaged or destroyed and the total cost of Restoration shall amount to thirty percent (30%) or more of the full insurable value of the Building, LESSOR, in lieu of Restoration, may elect to terminate this Lease, provided that notice of such termination shall be sent to LESSEE within sixty (60) days after the occurrence of such casualty. If LESSOR exercises its right to terminate this Lease, this Lease shall cease, terminate and expire, and all Basic Rent and Additional Rent shall be prorated, as of the date of such damage or destruction.

          17.5 If the Building is damaged or destroyed and, in the reasonable opinion of LESSOR, more than one hundred eighty (180) days are necessary to complete Restoration, or if during the final year of the Term the Demised Premises are damaged or destroyed and rendered partially or wholly untenantable, LESSOR may elect to terminate this Lease provided notice of such termination shall be sent to LESSEE within sixty (60) days after the occurrence of such casualty. If LESSOR exercises its right to terminate this Lease, this Lease shall cease, terminate and expire, and all Basic Rent and Additional Rent shall be prorated, as of the date of such damage or destruction.

          17.6 LESSOR shall not be required to expend for Restoration an amount in excess of (i) the Net Award received by it plus (ii) the amount of the deductible. In the event such amount is not adequate or the holder of an Underlying Encumbrance elects to retain the Net Award, LESSOR shall have the right to terminate this Lease provided notice of such termination shall be sent to LESSEE within sixty (60) days after the amount of such Net Award is ascertained, or after the date on which the holder of the Underlying Encumbrance notifies LESSOR that it has elected to retain the Net Award, whichever the case may be. If LESSOR exercises its right to terminate this Lease, this Lease shall cease, terminate and expire, and all Basic Rent and Additional Rent shall be prorated, as of the date of such damage or destruction.

                                  ARTICLE 18
                                  ----------

                                 CONDEMNATION
                                 ------------

          18.1 LESSEE hereby irrevocably assigns to LESSOR any award or payment to which LESSEE becomes entitled by reason of any Taking of all or any part of the Demised Premises, whether the same shall be paid or payable in respect of LESSEE'S leasehold interest hereunder or otherwise, except that LESSEE shall be entitled to any award or payment for the Taking of LESSEE'S trade fixtures or personal property or for loss of business, relocation or moving expenses provided the amount of the Net Award payable to LESSOR with respect to the fee interest is not diminished. All amounts payable pursuant to any agreement with any condemning authority which have been made in settlement of or under threat of any condemnation or other eminent domain proceeding shall be deemed to be an award made in such proceeding. LESSEE agrees that this Lease shall control the rights of LESSOR and LESSEE in any Net Award and any contrary provision of any present or future law is hereby waived.

          18.2 In the event of a Taking of the whole of the Demised Premises, then the Term shall cease and terminate as of the date when possession is taken by the condemning authority and all Basic Rent and Additional Rent shall be paid up to that date.

          18.3 In the event of a Taking of thirty (30%) percent or more of the Demised Premises, then, if LESSEE shall determine in good faith and certify to LESSOR that because of such Taking, continuance of its business at the Demised Premises would be uneconomical, LESSEE may, at any time either prior to or within a period of sixty (60) days after the date when possession of such Demised Premises shall be required by the condemning authority, elect to terminate this Lease. In the event that LESSEE shall fail to exercise any such option to terminate this Lease, or in the event of a Taking of the Demised Premises under circumstances under which LESSEE will have no such option, then, and in either of such events, LESSOR shall, subject to the provisions of Section 18.4, cause Restoration to be completed as soon as reasonably practicable, but in no case later than ninety (90) days after the date the condemning authority takes possession of such portion of the Demised Premises, subject to any Excusable Delays, and the Basic Rent and Additional Rent thereafter payable during the Term shall be equitably prorated based upon the square foot area of the Building actually taken.

          18.4 If (a) the Net Award is inadequate to complete Restoration of the Demised Premises, or (b) in the case of a Taking of thirty (30%) percent or more of the Demised Premises, LESSEE has not elected to terminate this Lease pursuant to Section 18.3 hereof, then LESSOR may elect either to complete such Restoration or terminate this Lease by giving notice to LESSEE within sixty (60) days after (x) the amount of the Net Award is ascertained or (y) the expiration of the sixty (60) day period within which LESSEE may terminate this Lease (as described in Section 18.3 hereof), whichever the case may be. In such event, all Basic Rent and Additional Rent shall be apportioned as of the date the condemning authority actually takes possession of the Demised Premises.

                                  ARTICLE 19
                                  ----------

                              EVENTS OF DEFAULT
                              -----------------

          19.1 Any of the following occurrences, conditions or acts shall constitute an "Event of Default" under this Lease:

               (a) If LESSEE shall default in making payment when due of any Basic Rent, Additional Rent or other amount payable by LESSEE hereunder, and such default shall continue for five (5) days; or

               (b) if LESSEE shall fail to take actual occupancy of the Demised Premises within ninety (90) days after the Commencement Date or shall thereafter vacate the Demised Premises for a period in excess of sixty (60) days; provided, however, in the event LESSEE is required to vacate the entire Demised Premises as a result of a casualty, an Event of Default shall not be deemed to have occurred unless LESSEE fails to take actual occupancy of the Demised Premises within ninety (90) days after the Restoration has been substantially completed; or

               (c) if the Demised Premises shall be abandoned by LESSEE for a period of thirty (30) consecutive days; or

               (d) if LESSEE or any Guarantor shall file a petition in bankruptcy pursuant to the Bankruptcy Code or under any similar federal or state law, or shall be adjudicated a bankrupt or become insolvent, or shall commit any act of bankruptcy as defined in any such law, or shall take any action in furtherance of any of the foregoing; or

               (e) if a petition or answer shall be filed proposing the adjudication of LESSEE or any Guarantor as a bankrupt pursuant to the Bankruptcy Code or any similar federal or state law, and (i) LESSEE or such Guarantor shall consent to the filing thereof, or (ii) such petition or answer shall not be discharged or denied within sixty (60) days after the filing thereof; or

               (f) if a receiver, trustee or liquidator (or other similar official) of LESSEE or any Guarantor or of all or substantially all of its business or assets or of the estate or interest of LESSEE in the Demised
Premises shall be appointed and shall not be discharged within sixty (60) days thereafter or if LESSEE or such Guarantor shall consent to or acquiesce in such appointment; or

               (g) if the estate or interest of LESSEE in the Demised Premises shall be levied upon or attached in any proceeding and such process shall not be vacated or discharged within sixty (60) days after such levy or attachment; or

               (h) if LESSEE shall use or suffer or permit the use of the Demised Premises or any part thereof for any purpose other than expressly specified in Section 8.1; or

               (i) if  LESSEE  fails to  comply  with any of the  provisions  of
Article 11; or

               (j) if LESSEE fails to discharge any Lien within the time period set forth in Article 12; or

               (k) if LESSEE fails to maintain the insurance required pursuant to Article 14, or LESSEE fails to deliver to LESSOR the insurance certificates required by Article 14 within the time periods set forth in Section 14.1(c); or

               (l) if LESSEE fails to deliver to LESSOR the estoppel certificate required by Article 15 within the time period set forth therein; or

               (m) if LESSEE assigns this Lease or sublets all or any portion of the Demised Premises without complying with all the provisions of Article 16; or

               (n) if LESSEE fails to deliver to LESSOR the subordination agreement required by Section 23.l within the time period set forth therein; or

               (o) if LESSEE fails to comply with any Legal or Insurance after LESSOR shall have given notice to LESSEE specifying such default and demanding that the same be cured; or

               (p) if LESSEE shall default in the observance or performance of any provision of this Lease other than those provisions contemplated by clause
(a) through (o), inclusive, of this Section 19.1, and such default shall continue for thirty (30) days after LESSOR shall have given notice to LESSEE specifying such default and demanding that the same be cured (unless such default cannot be cured by the payment of money and cannot with due diligence be wholly cured within such period of thirty (30) days, in which case LESSEE shall have such longer period as shall be necessary to cure the default, so long as LESSEE proceeds promptly to cure the same within such thirty (30) day period, prosecutes the cure to completion with due diligence and advises LESSOR from time to time, upon LESSOR'S request, of the actions which LESSEE is taking and the progress being made); or

               (q) if any Guarantor defaults under the terms and conditions of the guaranty delivered to LESSOR, and such default continues beyond any applicable cure period contained therein, or if any of the representations and/or warranties made by any Guarantor are untrue or materially misleading as of the date of the guaranty delivered to LESSOR.

                                  ARTICLE 20
                                  ----------

                      CONDITIONAL LIMITATIONS; REMEDIES
                      ---------------------------------

          20.1 This Lease and the Term and estate hereby granted are subject to the limitation that whenever an Event of Default shall have happened and be continuing, LESSOR shall have the right, at its election, then or thereafter while any such Event of Default shall continue and notwithstanding the fact that LESSOR may have some other remedy hereunder or at law or in equity, to give
LESSEE written notice of LESSOR'S intention to terminate this Lease on a date specified in such notice, which date shall be not less than five (5) days after the giving of such notice, and upon the date so specified, this Lease and the estate hereby granted shall expire and terminate with the same force and effect as if the date specified in such notice were the date hereinbefore fixed for the expiration of this Lease, and all right of LESSEE hereunder shall expire and terminate, and LESSEE shall be liable as hereinafter in this Article 20 provided. If any such notice is given, LESSOR shall have, on such date so specified, the right of re-entry and possession of the Demised Premises and the right to remove all persons and property therefrom and to store such property in a warehouse or elsewhere at the risk and expense, and for the account, of LESSEE. Should LESSOR elect to re-enter as herein provided or should LESSOR take possession pursuant to legal proceedings or pursuant to any notice provided for by law, LESSOR may from time to time re-let the Demised Premises or any part thereof for such term or terms and at such rental or rentals and upon such terms and conditions as LESSOR may deem advisable, with the right to make alterations in and repairs to the Demised Premises.

          20.2 In the event of any termination of this Lease as in this Article 20 provided or as required or permitted by law, LESSEE shall forthwith quit and surrender the Demised Premises to LESSOR, and LESSOR may, without further notice, enter upon, re-enter, possess and repossess the same by summary proceedings, ejectment or otherwise, and again have, repossess and enjoy the same as if this Lease had not been made, and in any such event LESSEE and no person claiming through or under LESSEE by virtue of any law or an order of any court shall be entitled to possession or to remain in possession of the Demised Premises but shall forthwith quit and surrender the Demised Premises, and LESSOR at its option shall forthwith, notwithstanding any other provision of this Lease, be entitled to recover from LESSEE, as and for liquidated damages, the sum of:

               (a) all Basic Rent, Additional Rent and other amounts payable by LESSEE hereunder then due or accrued and unpaid, and

               (b) for loss of the bargain, an amount equal to the aggregate of all unpaid Basic Rent and Additional Rent which would have been payable if this Lease had not been terminated prior to the end of the Term then in effect, discounted to its then present value in accordance with accepted financial practice using a rate equal to six percent (6%) per annum; and

               (c) all other damages and expenses (including attorneys' fees and expenses), which LESSOR shall have sustained by reason of the breach of any provision of this Lease.

          20.3 Nothing herein contained shall limit or prejudice the right of LESSOR, in any bankruptcy or insolvency proceeding, to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any bankruptcy or insolvency proceedings, or to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law whether such amount shall be greater or less than the excess referred to above.

          20.4 In the event that LESSEE should abandon the Demised Premises, LESSOR may, at its option and for so long as LESSOR does not terminate LESSEE'S right to possession of the Demised Premises, enforce all of its rights and remedies under this Lease, including the right to recover all Basic Rent, Additional Rent and other payments as they become due hereunder. Additionally, LESSOR shall be entitled to recover from LESSEE all costs of maintenance and preservation of the Demised Premises, and all costs, including attorneys' and receiver's fees, incurred in connection with the appointment of or performance by a receiver to protect the Demised Premises and LESSOR'S interest under this Lease.

          20.5 Nothing herein shall be deemed to affect the right of LESSOR to indemnification pursuant to Section 14.4 of this Lease.

          20.6 At the request of LESSOR upon the occurrence of an Event of Default, LESSEE will quit and surrender the Demised Premises to LESSOR or its agents, and LESSOR may without further notice enter upon, re-enter and repossess the Demised Premises by summary proceedings, ejectment or otherwise. The words "enter",

"re-enter", and "re-entry" are not restricted to their technical legal meanings.

          20.7 If either LESSOR or LESSEE shall be in default in the observance or performance of any provision of this Lease, and an action shall be brought for the enforcement thereof in which it shall be determined that said party was in default, the defaulting party shall pay to the non-defaulting party all reasonable fees, costs and other expenses incurred by the non-defaulting party in connection therewith, including reasonable attorneys' fees and expenses. In the event it is determined that said party was not in default, then the party alleging said default shall pay to the other party all the aforesaid reasonable fees, costs and expenses incurred by said party.

          20.8 If LESSEE shall default in the keeping, observance or performance of any covenant, agreement, term, provision or condition herein contained, LESSOR, without thereby waiving such default, may perform the same for the account and at the expense of LESSEE (a) immediately or at any time thereafter and without notice in the case of emergency or in case such default will result in a violation of any Legal or Insurance Requirement, or in the imposition of any Lien against all or any portion of the Premises and (b) in any other case if such default continues after thirty (30) days from the date of the giving by LESSOR to LESSEE of notice of LESSOR'S intention so to perform the same. All costs and expenses incurred by LESSOR in connection with any such performance by it for the account of LESSEE and also all costs and expenses, including attorneys' fees and disbursements incurred by LESSOR in any action or proceeding (including any summary dispossess proceeding) brought by LESSOR to enforce any obligation of LESSEE under this Lease and/or right of LESSOR in or to the Demised Premises, shall be paid by LESSEE to LESSOR upon demand.

          20.9 Except as otherwise provided in this Article 20, no right or remedy herein conferred upon or reserved to LESSOR or LESSEE is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other legal or equitable right or remedy given hereunder, or now or hereafter existing. No waiver by LESSOR or by LESSEE of any provision of this Lease shall be deemed to have been made unless expressly so made in writing. LESSOR and LESSEE shall be entitled, to the extent permitted by law, to injunctive relief in case of the violation, or attempted or threatened violation, of any provision of this Lease, or to a decree compelling observance or performance of any provision of this Lease, or to any other legal or equitable remedy.

                                  ARTICLE 21
                                  ----------

                       ACCESS; RESERVATION OF EASEMENTS
                       --------------------------------

          21.1 LESSOR and LESSOR'S agents and representatives shall have the right to enter into or upon the Demised Premises, or any part thereof, at all reasonable hours for the following purposes: (1) examining the Demised Premises;
(2) making such repairs or alterations therein as may be necessary in LESSOR'S sole judgment for the safety and preservation of the Demised Premises; (3) erecting, maintaining, repairing or replacing wires, cables, ducts, pipes, conduits, vents or plumbing equipment running in, to or through the Building;
(4) showing the Demised Premises to prospective new tenants during the last twelve (12) months of the Term; or (5) showing the Demised Premises during the Term to any mortgagees or prospective purchasers of the Premises. LESSOR shall give LESSEE three (3) business days prior written notice before commencing any non-emergency repair or alteration.

          21.2 LESSOR may enter upon the Demised Premises at any time in case of emergency without prior notice to LESSEE.

          21.3 LESSOR, in exercising any of its rights under this Article 21, shall not be deemed guilty of an eviction, partial eviction, constructive eviction or disturbance of LESSEE'S use or possession of the Demised Premises and shall not be liable to LESSEE for same.

          21.4 All work performed by or on behalf of LESSOR in or on the Demised Premises pursuant to this Article 21 shall be performed with as little inconvenience to LESSEE'S business as is reasonably possible.

          21.5 LESSEE shall not change any locks or install any additional locks on doors entering into the Building without immediately giving to LESSOR a copy of any such lock key. If in an emergency LESSOR is unable to gain entry to the Building by unlocking entry doors thereto, LESSOR may force or otherwise enter the Building, without liability to LESSEE for any damage resulting directly or indirectly therefrom. LESSEE shall be responsible for all damages created or caused by its failure to give LESSOR a copy of any key to any lock installed by LESSEE controlling entry to the Building.

          21.6 LESSOR reserves the right, from time to time, to make changes, alterations, additions, improvements, repairs or replacements in or to (i) those portions of the Demised Premises which LESSOR is obligated to maintain and repair pursuant to the provisions of Section 7.3 and (ii) to the other portions of the Demised Premises and to the fixtures and equipment in the Building as LESSOR may reasonably deem necessary to comply with any applicable Legal Requirements and/or to correct any unsafe condition; provided, however, that there be no unreasonable obstruction of the means of access to the Demised Premises or unreasonable interference with LESSEE'S use of the Demised Premises and the usable square foot area of the Building is not unreasonably affected thereby. Nothing contained in this Article shall be deemed to relieve LESSEE of any duty, obligation or liability of LESSEE with respect to making any repair, replacement or improvement or complying with any applicable Legal Requirements.

                                  ARTICLE 22
                                  ----------

                           ACCORD AND SATISFACTION
                           -----------------------

          The receipt by LESSOR of any installment of Basic Rent or of any Additional Rent with knowledge of a default by LESSEE under the terms and conditions of this Lease shall not be deemed a waiver of such default. No payment by LESSEE or receipt by LESSOR of a lesser amount than the rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and LESSOR may accept such check or payment without prejudice to LESSOR'S right to recover the balance of such rent or pursue any other remedy in this Lease provided.

                                  ARTICLE 23
                                  ----------

                                SUBORDINATION
                                -------------

          23.1 This Lease and the term and estate hereby granted are and shall be subject and subordinate to the lien of each mortgage which may now or at any time hereafter affect all or any portion of the Premises or LESSOR'S interest therein and to all ground leases which may now or at any time hereafter affect all or any portion of the Premises (any such mortgage or ground lease being herein called an "Underlying Encumbrance"). The foregoing provisions for the subordination of this Lease and the term and estate hereby granted to an Underlying Encumbrance shall be self-operative and no further instrument shall be required to effect any such subordination; provided, however, at any time and from time to time, upon not less than ten (10) days' prior notice by LESSOR, LESSEE shall execute, acknowledge and deliver to LESSOR any and all reasonable instruments that may be necessary or proper to effect such subordination or to confirm or evidence the same.

          23.2 If all or any portion of LESSOR'S estate in the Premises shall be sold or conveyed to any person, firm or corporation upon the exercise of any remedy provided for in any mortgage or by law or equity, such person, firm or corporation and each person, firm or corporation thereafter succeeding to its interest in the Premises (a) shall not be liable for any act or omission of LESSOR under this Lease occurring prior to such sale or conveyance, (b) shall not be subject to any offset, defense or counterclaim accruing prior to such sale or conveyance, (c) shall not be bound by any payment prior to such sale or conveyance of Basic Rent, Additional Rent or other payments for more than one month in advance (except prepayments in the nature of security for the performance by LESSEE of its obligations hereunder), and (d) shall be liable for the keeping, observance and performance of the other covenants, agreements, terms, provisions and conditions to be kept, observed and performed by LESSOR under this Lease only during the period such person, firm or corporation shall hold such interest.

          23.3 In the event of an act or omission by LESSOR which would give LESSEE the right to terminate this Lease or to claim a partial or total eviction, LESSEE will not exercise any such right until it has given written notice of such act or omission, or, in the case of the Demised Premises or any part thereof becoming untenantable as the result of damage from fire or other casualty, written notice of the occurrence of such damage, to the holder of any Underlying Encumbrance whose name and address shall previously have been furnished to LESSEE in writing, by delivering such notice of such act, omission or damage addressed to such holder at said address or if such holder hereafter furnishes another address to LESSEE in writing at the last address of such holder so furnished to LESSEE, and, unless otherwise provided herein, until a reasonable period for remedying such act, omission or damage shall have elapsed following such giving of such notice, provided any such holder, with reasonable diligence, shall, following the giving of such notice, have commenced and continued to remedy such act, omission or damage or to cause the same to be remedied.

          23.4 If, in connection with obtaining financing for the Premises or refinancing any mortgage encumbering the Premises, the prospective lender requests reasonable modifications to this Lease as a condition precedent to such financing or refinancing, then LESSEE hereby covenants and agrees not to unreasonably withhold, delay or condition its consent to such modifications, provided such modifications do not materially increase LESSEE'S financial obligations hereunder and do not materially reduce LESSEE'S rights hereunder.

                                  ARTICLE 24
                                  ----------

                               LESSEE'S REMOVAL
                               ----------------

          24.1 Upon the expiration or earlier termination of this Lease, LESSEE shall surrender the Demised Premises to LESSOR in the condition same is required to be maintained under Article 7 of this Lease and broom clean. Any personal property which shall remain in any part of the Demised Premises after the expiration or earlier termination of this Lease shall be deemed to have been abandoned, and either may be retained by LESSOR as its property or may be disposed of in such manner as LESSOR may see fit; provided, however, that, notwithstanding the foregoing, LESSEE will, upon request of LESSOR made not later than thirty (30) days after the expiration or earlier termination of this Lease, promptly remove from the Demised Premises any such personal property.

          24.2 If, at any time during the last three (3) months of the Term, LESSEE shall not occupy any part of the Demised Premises in connection with the conduct of its business, LESSOR may elect, at its option, to enter such part of the Demised Premises to alter and/or redecorate such part of the Demised Premises, and LESSEE hereby irrevocably grants to LESSOR a license to enter such part of the Demised Premises in connection with such alterations and/or redecorations. LESSOR'S exercise of such right shall not relieve LESSEE from any of its obligation under this Lease.

          24.3 If LESSEE holds over possession of the Demised Premises beyond the Termination Date, such holding over shall not be deemed to extend the Term or renew this Lease but such holding over shall continue upon the terms, covenants and conditions of this Lease except that LESSEE agrees that the charge for use and occupancy of the Demised Premises for each calendar month or portion thereof that LESSEE holds over (even if such part shall be one day) shall be a liquidated sum equal to one-twelfth (1/12th) of two (2) times the Basic Rent and Additional Rent required to be paid by LESSEE during the calendar year preceding the Termination Date. The parties recognize and agree that the damage to LESSOR resulting from any failure by LESSEE to timely surrender possession of the Demised Premises will be extremely substantial, will exceed the amount of the monthly Basic Rent and Additional Rent payable hereunder and will be impossible to accurately measure. If the Demised Premises are not surrendered upon the expiration of this Lease, LESSEE shall indemnify, defend and hold harmless LESSOR against any and all losses and liabilities resulting therefrom, including, without limitation, any claims made by any succeeding tenant founded upon such delay, so long as LESSOR has notified LESSEE that LESSOR has executed a lease or other occupancy agreement for all or any portion of the Demised Premises. Nothing contained in this Lease shall be construed as a consent by LESSOR to the occupancy or possession by LESSEE of the Demised Premises beyond the Termination Date, and LESSOR, upon said Termination Date, shall be entitled to the benefit of all legal remedies that now may be in force or may be hereafter enacted relating to the immediate repossession of the Demised Premises. The provisions of this Article shall survive the expiration or sooner termination of this Lease.

                                  ARTICLE 25
                                  ----------

                                   BROKERS
                                   -------

          LESSEE represents to LESSOR that LESSEE has not dealt with any real estate broker or sales representative in connection with this transaction other than Jacobson, Goldfarb & Tanzman Company, LLC; the phrase "real estate broker or sales representative" shall be deemed to include any finder/consultant retained by LESSEE, but whose fees are to be paid by LESSOR. LESSEE agrees to indemnify and hold harmless LESSOR, LESSOR'S managing agent, and the respective directors, officers, employees and partners of the foregoing entities, or of any partner of the foregoing entities, from and against any threatened or asserted claims, liabilities, losses or judgments (including reasonable attorneys' fees and disbursements) by any real estate broker or sales representative (other than those set forth above) based on alleged contacts between such broker or sales representative and LESSEE which have resulted in allegedly providing such broker or sales representative with the right to claim a commission or finder's fee in connection with this Lease. The provisions of this Article shall survive the expiration or sooner termination of this Lease.

                                  ARTICLE 26
                                  ----------

                                   NOTICES
                                   -------

          All notices, demands, requests, consents, approvals, offers, statements and other instruments or communications required or permitted to be given hereunder (i) shall be in writing, (ii) shall be addressed as set forth in the next succeeding sentence, or to such other address as either party shall designate to the other in writing, (iii) shall be delivered personally, or shall be sent by a nationally recognized overnight courier service, or shall be sent by first class registered or certified mail, postage prepaid, and (iv) shall be deemed given hereunder (x) on the delivery thereof if sent by personal delivery or by a nationally recognized overnight courier service or (y) upon receipt or non-acceptance by the addressee if sent by first class registered or certified mail. All such notices, demands, requests, consents, approvals, offers, statements and other instruments or communications shall be addressed to LESSEE at the Demised Premises (Plaza I, 303 George Street, New Brunswick, New Jersey 08901, to the attention of ________________), with a copy to Stuart Dember, Esq., Hale & Dorr LLP, 650 College Road East, Princeton, New Jersey 08540, and shall be addressed to LESSOR to the address for LESSOR set forth above.

                                  ARTICLE 27
                                  ----------

                        NATURE OF LESSOR'S OBLIGATIONS
                        ------------------------------

          Anything in the Lease to the contrary notwithstanding, no recourse or relief shall be had under any rule of law, statute or constitution or by any enforcement of any assessments or penalties, or otherwise or based on or in respect of this Lease (whether by breach of any obligation, monetary or non-monetary), against LESSOR, it being expressly understood that all obligations of LESSOR under or relating to this Lease are solely obligations payable out of the Premises and are compensable solely therefrom. It is expressly understood that all such liability is and is being expressly waived and released as a condition of and as a condition for the execution of this Lease, and LESSEE expressly waives and releases all such liability as a condition of, and as a consideration for, the execution of this Lease by LESSOR.

                                  ARTICLE 28
                                  ----------

                               SECURITY DEPOSIT
                               ----------------

          28.1. (a) Concurrently with the execution of this Lease, LESSEE shall deposit with LESSOR the sum of $7,187.25, the same to be held by LESSOR as security for the full and faithful performance by LESSEE of the terms and conditions by it to be observed and performed hereunder. If any Basic Rent, Additional Rent or other sum payable by LESSEE to LESSOR becomes overdue and remains unpaid, or should LESSOR make any payments on behalf of LESSEE, or should LESSEE fail to perform any of the terms and conditions of this Lease, then LESSOR, at its option, and without prejudice to any other remedy which LESSOR may have on account thereof, shall appropriate and apply said deposit, or so much thereof as may be required to compensate or reimburse LESSOR, as the case may be, toward the payment of Basic Rent, Additional Rent or other such sum payable hereunder, or loss or damage sustained by LESSOR due to the breach or failure to perform on the part of LESSEE, and upon demand, LESSEE shall restore such security to the original sum deposited.

               (b) LESSEE hereby agrees that the security deposit shall equal three (3) month's Basic Rent at all times during the Term, and LESSEE agrees to deposit with LESSOR such additional sum as may be required to satisfy such requirement within thirty (30) days after any increase in the Basic Rent.

          28.2 Conditioned upon the full compliance by LESSEE of all of the terms of this Lease, and the prompt payment of all sums due hereunder, as and when they fall due, said deposit shall be returned in full to LESSEE within fifteen (15) days after the end of the Term.

          28.3 In the event of bankruptcy or other debtor-creditor proceeding against LESSEE, such security deposit shall be deemed to be applied first to the payment of rent and other charges due LESSOR for all periods prior to filing of such proceedings.

          28.4 In the event of any transfer of title to the Premises, or any assignment of LESSOR'S interest under this Lease, LESSOR shall have the right to transfer the security deposit to said transferee or assignee, and LESSOR shall thereupon be released by LESSEE from all liability for the return of such security deposit. In such event, LESSEE agrees to look to the new lessor for the return of the security deposit. It is hereby agreed that the provisions of this Section shall apply to every transfer or assignment made of the security deposit to a new lessor.

                                  ARTICLE 29
                                  ----------

                                MISCELLANEOUS
                                -------------

          29.1 This Lease may not be amended, modified or nor may any obligation hereunder be waived, orally, and no such amendment, modification, termination or waiver, shall be effective unless in writing and signed by the party against whom enforcement thereof is sought. No waiver by LESSOR of any obligation of LESSEE hereunder shall be deemed to constitute a waiver of the future performance of such obligation by LESSEE. If any provision of this Lease or any application thereof shall be invalid or unenforceable, the remainder of this Lease and any other application of such provision shall not be affected thereby. This Lease shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto, except as provided in Article 16. Upon due performance of the covenants and agreements to be performed by LESSEE under this Lease, LESSOR covenants that LESSEE shall and may at all times peaceably and quietly have, hold and enjoy the Demised Premises during the Term. The table of contents and the article headings are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. Schedules A, B, C, D and E annexed hereto are incorporated into this Lease. This Lease will be simultaneously executed in several counterparts, each of which when so executed and delivered, shall constitute an original, fully enforceable counterpart for all purposes. This Lease shall be governed by and construed in accordance with the laws of the State of New Jersey.

          29.2 No act or thing done by LESSOR or LESSOR'S agents during the Term shall be deemed an acceptance of a surrender of the Demised Premises, and no agreement to accept such surrender shall be valid unless in writing and signed by LESSOR. No employee of LESSOR or LESSOR'S agents shall have any authority to accept the keys to the Demised Premises prior to the Termination Date and the delivery of keys to any employee of LESSOR or LESSOR'S agents shall not operate as an acceptance of a termination of this Lease or an acceptance of a surrender of the Demised Premises.

          29.3 LESSOR'S failure during the Term to prepare and deliver any of the statements, notices or bills set forth in this Lease shall not in any way cause LESSOR to forfeit or surrender its rights to collect any amount that may have become due and owing to it during the Term.

          29.4 (a) LESSOR hereby reserves the right, at its sole option, to relocate LESSEE to other space within the Building (the "New Space") at any time during the Term so long as the following preconditions are satisfied:

                    (i) The rentable square footage of the New Space is the same as, or no more than 100 square feet of larger than, the rentable square footage of the Demised Premises; and

                    (ii) LESSOR, at its sole cost and expense, has completed the New Space and has prepared the same for LESSEE'S occupancy so that the level of finish therein is reasonably comparable to the level of finish of the Demised Premises.

If LESSOR elects to exercise its relocation right, LESSOR agrees to notify LESSEE of said exercise and of the estimated date of the relocation, which date shall not be less than sixty (60) days after the date of LESSOR'S notice.

               (b) Within twenty (20) days following the giving by LESSOR of a notice stating that the rentable square footage of the New Space satisfies that requirement of clause (a)(i) above and that the New Space is substantially completed in accordance with the requirements of clause (a)(ii) above, LESSEE shall vacate the Demised Premises and move into the New Space. LESSOR agrees to reimburse LESSEE for all reasonable costs and expenses incurred by LESSEE in connection with (i) moving its equipment, furniture and other personal property from the Demised Premises to the New Space, (ii) installing its telephone and computer systems in the New Space and (iii) installing its identification sign at the entrance to the New Space; said reimbursement shall be made within thirty
(30) days following LESSOR'S receipt of evidence reasonably satisfactory to it setting forth in reasonable detail the costs and expenses incurred by LESSEE and a description of services performed.

               (c) In the event LESSOR exercises its right to relocate LESSEE, LESSOR and LESSEE hereby agree, within twenty (20) days after LESSEE takes possession of the New Space, to promptly amend those provisions of this Lease which are affected by the relocation and the change, if any, in the rentable square footage. If the amount of the Basic Rent and LESSEE'S

Proportionate Share are affected, the Basic Rent and Additional Rent payable or paid for the calendar month in which the move to the New Space occurs shall be equitably adjusted, and LESSEE shall pay to LESSOR any balance owing to LESSOR within five (5) business days after the date LESSEE takes possession of the New Space, or alternatively, LESSOR shall reimburse to LESSEE any monies owing to LESSEE within five (5) business days after the date LESSEE takes possession of the New Space.

               (d) After LESSEE takes possession of the New Space, the term "Demised Premises", as used in this Lease, shall be deemed to refer to and include the New Space.

          29.5 LESSOR shall have the right, at any time and from time to time, to request financial information from LESSEE. LESSEE agrees to deliver such financial information to LESSOR within fifteen (15) days after LESSEE'S receipt of said request so long as such information is reasonable and is readily available. LESSOR agrees not to request such financial information more than one
(1) time during each calendar year occurring during the Term; provided, however, LESSOR may request such information in connection with (i) any sale, transfer or other disposition of LESSOR'S interest in the Premises and/or the Building, (ii) any financing or refinancing of the Premises and (iii) any assignment of this Lease by LESSEE or any subletting of all or any portion of the Demised Premises by LESSEE notwithstanding any prior request by LESSOR in said calendar year.

          29.6 (a) LESSOR hereby advises LESSEE that the parking area servicing the Building at present consists of an upper lot and a lower lot located in the rear of the Building (the "Lots"). LESSEE acknowledges that the Lots are currently open to the public and service all of the tenants of the Building, at rates established from time to time by the operator of the Lots. LESSEE agrees to observe, and to cause LESSEE'S employees to observe, reasonable safety precautions in the use of the automobile parking spaces in the Lots, and to comply with, and to cause LESSEE'S employees to comply with, all reasonable rules and regulations promulgated from time to time by LESSOR or the operator of the Lots, including, but not limited to, the prohibition of overnight parking.

               (b) LESSEE acknowledges that if a tenant of the Building uses a disproportionate number of spaces in the Lots, the other tenants of the Building may not have sufficient parking for their employees and invitees. Accordingly, LESSEE agrees that, upon the written request of LESSOR, it shall cause its officers, employees, agents and invitees to park in no more than five (5) spaces in the Lots, notwithstanding the fact that the Lots are open to the general public. The failure of LESSEE to comply with the terms and provisions of this Section 29.6 shall be deemed to be a default by LESSEE of its obligations hereunder and, in such event, LESSOR shall have the right to exercise any rights or remedies it may have under Article 19 above, including the termination of this Lease.

               (c) LESSOR does not assume any responsibility for, and shall not be held liable for, any damage or loss to any automobiles parking in the Lots, or to any personal property located therein.

               (d) Nothing in this Lease shall be construed (i) to grant LESSEE the right to use any parking spaces in the Lots or any other rights with respect to the Lots, (ii) as a representation, warranty or agreement that the Lots will continue to be operated as public parking facilities or (iii) to obligate LESSOR to police or otherwise control the use of the Lots by other tenants of the Building or third parties. If LESSEE desires to utilize any parking spaces in the Lots, LESSEE shall enter into a separate agreement with LESSOR or the operator of the Lots for such parking spaces; provided, however, that nothing contained in this Lease shall be construed as an obligation on the part of LESSOR or the operator of the Lots to enter into any such agreement with LESSEE.

          29.7 LESSEE shall be entitled (i) to use LESSEE'S Proportionate Share of the spaces available on the office building directory located on the main floor of the Building and (ii) to use LESSEE'S pro rata share (determined by dividing the rentable square footage of the Demised Premises by the aggregate rentable square footage of the 4th floor) of the spaces available on the floor directory located in the elevator lobby on the fourth (4th) floor of the Building. LESSOR shall pay the cost of the initial listings on said directories, but LESSEE shall pay the costs of any changes to the listings. LESSEE acknowledges and agrees that the cost of maintaining the directories shall be part of LESSOR'S Operating Expenses.

          29.8 The submission of this Lease to LESSEE for examination does not constitute an offer to lease the Demised Premises on the terms set forth herein, and this Lease shall become effective as a lease agreement only upon the execution and delivery of the Lease by LESSOR and LESSEE.

          29.9 Subject to all applicable Legal Requirements and to LESSOR'S rules and regulations, LESSEE shall be permitted keyed access to the Demised Premises twenty-four (24) hours per day, seven (7) days per week.

          29.10 The term "LESSOR", as used in this Lease, shall mean only the owner of the title to the Premises as of the date in question. Upon the sale, transfer or other conveyance by LESSOR of the Premises, LESSOR shall be released from any and all liability under this Lease arising after the date of such sale, transfer or other conveyance.

          29.11 Notwithstanding anything to the contrary contained in this Lease, LESSOR reserves the right, in its sole discretion, to modify or alter the Premises from time to time, including, but not limited to, (i) expanding, reducing and otherwise modifying or altering the buildings on the Land (including the Building) located on the Land from time to time; (ii) relocating, expanding, reducing and otherwise modifying or altering the parking areas, sidewalks, landscaped areas and other common areas located on the Land from time to time; (iii) constructing additional buildings and/or improvements on the Land; and (iv) increasing or decreasing the size of the Land; provided, however, if, as a result of LESSOR'S exercise of its rights hereunder, the acreage of the Land is reduced or increased or the rentable square footage of the buildings (including the Building) is reduced or increased, then, in either event, LESSOR shall equitably adjust those expenses affected by such action.

          29.12 If LESSEE desires to finance any of its inventory, trade equipment, machinery or other personal property located at the Premises, LESSOR agrees, upon request from LESSEE, to execute, deliver and acknowledge, a waiver, in form and substance reasonably satisfactory to LESSOR of any statutory lien or right of distraint in favor of LESSOR in such inventory, trade equipment, machinery or personal property. LESSEE agrees to reimburse LESSOR for all reasonable attorneys' fees and disbursements incurred in connection with the preparation, negotiation and execution of such waiver.

          IN WITNESS  WHEREOF,  the parties have  executed  this Lease as of the date first above written.

WITNESS:                         LESSOR:
(SEAL)                           MATRIX/AEW NB, LLC

                                 BY:   Matrix/AEW, LLC, its Manager

                                       BY:   Matrix Real Estate
                                             Services, LLC, its Agent

                                             By:   Taylor/Epstein
                                                   Investment Fund, LLC,
                                                   its Manager

                                                   By: /s/ Donald M. Epstein
                                                      --------------------------
                                                      Name:  Donald M. Epstein
                                                      Title: Manager



WITNESS:                         LESSEE:
(SEAL)                           SENESCO TECHNOLOGIES, INC.



/s/ Sascha P. Fedyszyn           By: /s/ Joel Brooks, CFO
--------------------------          ---------------------------
           Secretary                Name:  Joel Brooks
                                    Title: CFO

                                  SCHEDULE A
                                  ----------

                             DESCRIPTION OF LAND
                             -------------------

          All that land and premises situate, lying and being in the City of New Brunswick, County of Middlesex, and State of New Jersey, designated as Block 118, Lot 2.01 on the Official Tax Map of the City of New Brunswick.

                                  SCHEDULE B
                                  ----------

                                  BASIC RENT
                                  ----------

          The Basic Rent (inclusive of electricity at $1.25 per rentable square foot) shall be payable in equal monthly installments, in advance, on the Basic Rent Payment Dates, commencing on the Commencement Date, except that LESSEE shall pay the first (1st) installment of Basic Rent upon LESSEE'S execution and delivery of this Lease.

Section I:

          The Basic Rent for the initial five (5) year Term shall be as follows: for the period from the Commencement Date to the Adjacent Space Commencement Date, inclusive, the Basic Rent shall be $28,749.00 per annum, payable in equal monthly installments of $2,395.75; for the period from the Adjacent Space Commencement Date to the Termination Date, inclusive, the Basic Rent shall be $34,062.00 per annum, payable in equal monthly installment of $2,838.50.

Section II:

          (a) The Basic Rent for the Option Period shall be equal to the greater of (i) the then fair market rental value of the Demised Premises as of the commencement of the Option Period (as determined pursuant to the provisions set forth below) or (ii) the annual Basic Rent payable during the last Lease Year of the original five (5) year Term.

          (b) On or before the first (1st) day of the eighth (8th) calendar month preceding the then Termination Date, LESSOR shall notify LESSEE of its determination of the fair market rental value of the Demised Premises for the Option Period. If LESSOR'S determination is equal to or less than the annual Basic Rent then payable by LESSEE, then the Basic Rent during the Option Period shall be the annual Basic Rent then payable by LESSEE; and if LESSOR'S determination is more than the annual Basic Rent then payable by LESSEE, then the Basic Rent during the Option Period shall be equal to LESSOR'S determination, subject, however, to LESSEE'S right to object to such determination as provided in paragraph (c) below.

          (c) LESSEE shall have the right to object to LESSOR'S determination of the fair market rental value by notice given to

LESSOR within fifteen (15) days after receipt of LESSOR'S determination. If LESSEE objects to such fair market rental value, and if the parties are unable to resolve the dispute within thirty (30) days after LESSOR'S receipt of LESSEE'S objection notice, then the fair market rental value of the Demised Premises shall be determined pursuant to the provisions of the immediately following paragraph.

          (d) The phrase "fair market rental value" shall mean the rent generally payable in the general area of New Brunswick, New Jersey for a building of approximately the same size, level of tenant improvement and condition as the Building for an equivalent term. On or before the ninetieth
(90th) day preceding the commencement of the Option Period in question, LESSOR and LESSEE shall each appoint an appraiser who is a member of the Member Appraisal Institute (MAI) of the American Institute of Real Estate Appraisers. In the event either party fails to so appoint an appraiser on or before the day specified in the preceding sentence, the person appointed as the appraiser may appoint an appraiser to represent the party having failed to appoint an appraiser within ten (10) days after the expiration of such period. The two appraisers appointed in either manner shall then proceed to appraise the Demised Premises and determine its fair market rental value. In the event of their inability to reach a determination of the fair market rental value within thirty
(30) days after their appointment, then they shall select a third appraiser. Said third appraiser shall appraise the Demised Premises within thirty (30) days after his or her appointment to determine its fair market rental value. In such event, for the purposes of clause (i) of Section II(a) above, the fair market rental value of the Demised Premises shall be the average of the two (2) closest appraisals. LESSOR and LESSEE agree to be bound by the determination of the fair market rental value of the Demised Premises by the appraisers. Each party shall be responsible for the fees and disbursements of its appraiser and attorneys, and the parties shall share equally the fees and disbursements of the third
(3rd) appraiser.

          (e) In the event a final determination of the annual Basic Rent for the Option Period has not been made by the commencement date of the Option Period, then LESSEE shall pay to LESSOR the Basic Rent at the same rate as most recently paid by LESSEE. When the annual Basic Rent for the Option Period has been determined, LESSEE shall pay to LESSOR, with the next monthly installment of Basic Rent due after such determination, an amount equal to the difference between the Basic Rent previously paid during the Option Period and the amount which would have been payable had the annual Basic Rent for the Option Period been made as of the commencement of the Option Period.

                                  SCHEDULE C

                                  FLOOR PLAN

                                 SCHEDULE C-1


                                ADJACENT SPACE

                                  SCHEDULE D

                                 FINISH WORK

          1. LESSEE hereby advises LESSOR that LESSEE desires LESSOR to renovate the Demised Premises in accordance with the schematic drawings and preliminary outline specification annexed to this Lease as Schedule E (collectively, the "Preliminary Drawings"). LESSOR hereby acknowledges that it has reviewed and approved the Preliminary Drawings.

          2. (a) As soon as reasonably practicable (but in no event later than thirty (30) days after the execution and delivery of this Lease by LESSOR and LESSEE), LESSOR shall submit to LESSEE, for LESSEE'S approval (which approval shall not be unreasonably withheld), architectural and engineering working drawings and specifications for the subdivision, layout and finish of the Demised Premises. The scope of LESSEE'S review shall be limited to whether the working drawings and specifications conform to the Preliminary Drawings. LESSEE shall notify LESSOR, within five (5) business days after LESSEE'S receipt of the working drawings and specifications, whether LESSEE disapproves of any work shown thereon; said notice shall specify in reasonable detail why such disapproved work does not conform to the Preliminary Drawings. If LESSEE fails to notify LESSOR of any disapproved work within said five (5) business day period, then LESSEE shall be deemed to have approved the working drawings and specifications. If LESSEE notifies LESSOR of any disapproved work within said five (5) business day period, and if LESSOR and LESSEE agree upon modifications to said drawings and specifications, then the working drawings and specifications, as modified, shall be deemed approved; however, if LESSOR and LESSEE are unable to agree upon modifications to the working drawings and specifications, then LESSOR shall have the right (i) to complete the work shown on the working drawings and specifications approved by LESSEE and (ii) with respect to those items of work disapproved by LESSEE, to complete such disapproved items in the manner contemplated by the Preliminary Drawings. For the purposes of this Lease, the term "Final Plans" shall mean the working drawings and specifications (including any modifications thereto) approved by LESSOR and LESSEE; provided, however, if LESSEE has disapproved any work shown on the working drawings and specifications and LESSOR and LESSEE are unable to resolve the dispute, then the term "Final Plans" shall mean the work shown on the working drawings and specifications which has been approved by LESSOR and LESSEE and, with respect to the items of work disapproved by LESSEE, the work contemplated by the Preliminary Drawings.

               (b) LESSOR, as promptly as is practicable after receiving the necessary governmental approvals required for the commencement of construction, shall, through a contractor or contractors to be engaged by it for such purpose, proceed with due dispatch, subject to any Excusable Delay, to do all the work shown on the Final Plans (such work being herein called the "Finish Work").

               (c) If, after the approval of the Final Plans, LESSEE desires to amend, change or modify the Final Plans, then LESSEE shall submit to LESSOR for its approval (which approval shall not be unreasonably withheld) a reasonably detailed description of the proposed amendment, change or modification (hereinafter referred to as a "Change"). Within five (5) business days after receipt of the Change, LESSOR shall notify LESSEE whether the Change has been approved or disapproved. If such Change is approved, then such Change shall be deemed part of the Final Plans and the work shown thereon shall be deemed part of the Finish Work (said approval notice being hereinafter referred to as a "Change Order"); if such change is disapproved, LESSOR'S notice shall set forth the reasons for such disapproval.

               (d) LESSEE shall reimburse LESSOR, as Additional Rent, for all architectural and engineering fees and disbursements incurred by LESSOR in connection with any Change within fifteen (15) days after LESSEE'S receipt of a statement itemizing such costs and expenses.

               (e) After approval or deemed approval of the Final Plans, LESSOR may, but shall not be obligated to, provided LESSEE with an estimate of the Cost of the Finish Work (the "Statement"). If the Cost of the Finish Work exceeds the Work Allowance (as defined in Paragraph 5) (the "Excess"), LESSEE shall pay to LESSOR fifty percent (50%) of the Excess within ten (10) days after receipt of the Statement. Notwithstanding anything to the contrary contained herein, LESSOR shall have no obligation to commence the Finish Work until LESSEE has paid to LESSOR fifty percent (50%) of the Excess.

               (f) LESSOR  shall pay the cost of all  Finish  Work to the extent such Finish Work does not exceed $28,880.00.

               (g) Upon substantial completion of the Finish Work, LESSOR shall submit to LESSEE a statement setting forth the total Cost of the Finish Work. In the event that the total Cost of the Finish Work exceeds the Work Allowance, then LESSEE shall pay to LESSOR the amount of such excess (after deducting therefrom any amounts previously paid by LESSEE on account of such excess) within ten (10) days after LESSEE'S receipt of said statement. In the event the total Cost of the Finish Work is less than the Work Allowance (the "Excess Work Allowance"), then LESSEE shall be entitled to apply such difference against the cost of the Adjacent Space Work pursuant to the terms of Paragraph 3(h) of this Schedule D, but shall not be entitled to any credit against the monthly installments of Basic Rent.

          3. (a) LESSEE hereby advises LESSOR that LESSEE desires LESSOR to renovate the Adjacent Space in accordance with the schematic drawings annexed to this Lease as Schedule E-1 (collectively, the Adjacent Space Work Preliminary Drawings"). LESSOR hereby acknowledges that it has reviewed and approved the Adjacent Space Work Preliminary Drawings.

               (b) As soon as reasonably practicable after the Adjacent Space Termination Date, LESSOR shall submit to LESSEE, for LESSEE'S approval (which approval shall not be unreasonably withheld), architectural and engineering working drawings and specifications for the layout and finish of the Adjacent Space. The scope of LESSEE'S review shall be limited to whether the working drawings and specifications conform to the Adjacent Space Work Preliminary Drawings. LESSEE shall notify LESSOR, within five (5) business days after LESSEE'S receipt of the working drawings and specifications, whether LESSEE disapproves of any work shown thereon; said notice shall specify in reasonable detail why such disapproved work does not conform to the Adjacent Space Work Preliminary Drawings. If LESSEE fails to notify LESSOR of any disapproved work within said five (5) business day period, then LESSEE shall be deemed to have approved the working drawings and specifications. If LESSEE notifies LESSOR of any disapproved work within said five (5) business day period, and if LESSOR and LESSEE agree upon modifications to said drawings and specifications, then the working drawings and specifications, as modified, shall be deemed approved; however, if LESSOR and LESSEE are unable to agree upon modifications to the working drawings and specifications, then LESSOR shall have the right (i) to complete the work shown on the working drawings and specifications approved by LESSEE and (ii) with respect to those items of work disapproved by LESSEE, to complete such disapproved items in the manner contemplated by the Adjacent Space Work Preliminary Drawings. For the purposes of this Lease, the term "Adjacent Space Work Plans" shall mean the working drawings and specifications (including any modifications thereto) approved by LESSOR and LESSEE; provided, however, if LESSEE has disapproved any work shown on the working drawings and specifications and LESSOR and LESSEE are unable to resolve the dispute, then the term "Adjacent Space Work Plans" shall mean the work shown on the working drawings and specifications which has been approved by LESSOR and LESSEE and, with respect to the items of work disapproved by LESSEE, the work contemplated by the Adjacent Space Work Preliminary Drawings.

               (c) LESSOR, as promptly as is practicable after receiving the necessary governmental approvals required for the commencement of construction, shall, through a contractor or contractors to be engaged by it for such purpose, proceed with due dispatch, subject to any Excusable Delay, to do all the work shown on the Adjacent Space Work Plans (such work being herein called the "Adjacent Space Work").

               (d) If, after the approval of the Adjacent Space Work Plans, LESSEE desires to amend, change or modify the Adjacent Space Work Plans, then LESSEE shall submit to LESSOR for its approval (which approval shall not be unreasonably withheld) a reasonably detailed description of the proposed amendment, change or modification (hereinafter referred to as a "Change").
Within five (5) business days after receipt of the Change, LESSOR shall notify LESSEE whether the Change has been approved or disapproved. If such Change is approved, then such Change shall be deemed part of the Adjacent Space Work Plans and the work shown thereon shall be deemed part of the Adjacent Space Work (said approval notice being hereinafter referred to as a "Change Order"); if such change is disapproved, LESSOR'S notice shall set forth the reasons for such disapproval.

               (e) LESSEE shall reimburse LESSOR, as Additional Rent, for all architectural and engineering fees and disbursements incurred by LESSOR in connection with any Change within fifteen (15) days after LESSEE'S receipt of a statement itemizing such costs and expenses.

               (f) After approval or deemed approval of the Adjacent Space Work Plans, LESSOR may, but shall not be obligated to, provided LESSEE with an estimate of the Cost of the Adjacent Space Work (the "Adjacent Space Work Statement"). If the Cost of the Adjacent Space Work exceeds the Adjacent Space Work Allowance (as defined in subsection (g)) (the "Adjacent Space Work Excess"), LESSEE shall pay to LESSOR fifty percent (50%) of the Adjacent Space Work Excess within ten (10) days after receipt of the Adjacent Space Work Statement. Notwithstanding anything to the contrary contained herein, LESSOR shall have no obligation to commence the Adjacent Space Work until LESSEE has paid to LESSOR fifty percent (50%) of the Adjacent Space Work Excess.

               (g) LESSOR shall pay the cost of all Adjacent Space Work to the extent such Adjacent Space Work does not exceed $4,048.00, plus the amount of any Excess Work Allowance, if any (the "Adjacent Space Work Allowance").

               (h) Upon substantial completion of the Adjacent Space Work, LESSOR shall submit to LESSEE a statement setting forth the total Cost of the Adjacent Space Work. In the event that the total Cost of the Adjacent Space Work exceeds the Adjacent Space Work Allowance, then LESSEE shall pay to LESSOR the amount of such excess (after deducting therefrom any amounts previously paid by LESSEE on account of such excess) within ten (10) days after LESSEE'S receipt of said statement. In the event the total Cost of the Adjacent Space Work is less than the Adjacent Space Work Allowance, then LESSEE agrees that LESSEE shall not be entitled to such difference nor to any credit against the monthly installments of Basic Rent equal to such difference.

               4. For the purposes of this Schedule D, the word "Cost", as used in connection with the Finish Work, the Adjacent Space Work or any Change, shall mean the cost of having such work done by a contractor or contractors under the supervision of LESSOR, including the cost of materials and labor, overhead (the cost of materials and labor plus ten percent(10%)) and profit (the cost of materials and labor plus overhead plus ten percent (10%)), permit and inspection fees, and reasonable fees of any architects, engineers and attorneys whose services may be required by LESSOR.

                                  SCHEDULE E

                             PRELIMINARY DRAWINGS

                                 SCHEDULE E-1

                   ADJACENT SPACE WORK PRELIMINARY DRAWINGS

                                  SCHEDULE F

                            RULES AND REGULATIONS

1.   Obstruction of Passageways:  The sidewalks,  entrances,  passages,  courts,
     --------------------------
     elevators, vestibules, stairways, corridors and public parts of the Building shall not be obstructed or encumbered by LESSEE or LESSEE'S Visitors, or used by LESSEE or LESSEE'S Visitors for any purpose other than ingress and egress to and from the Demised Premises.

2.   Windows: Windows in the Demised Premises shall not be covered or obstructed
     -------
     by LESSEE. No bottles, parcels, or other articles shall be placed on the windowsills, in the halls, or in any other part of the Building other than the Demised Premises. No carpet, rug or other article shall be hung, shaken or thrown out of the doors or windows of the Demised Premises and LESSEE shall not sweep or throw or permit to be swept or thrown from the Demised Premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the Building.

3.   Projections from the Building: No awnings, air conditioning units, or other
     -----------------------------
     fixtures shall be attached to the outside walls or the windowsills of the Building or otherwise affixed so as to project from the Building, without the prior written consent of LESSOR.

4.   Signs:  No sign,  notice  or  lettering  shall  be  affixed,  inscribed  or
     -----
     exhibited by LESSEE to any part of the outside of the Demised Premises or the Building, or any part of the inside of the Demised Premises so as to be visible from the outside of the Building, without the prior written consent of LESSOR. However, LESSEE shall have the right to place its name on any door leading into the Demised Premises, the size, color and style thereof to be subject to the LESSOR'S approval. In the event of the violation of the foregoing by LESSEE, LESSOR may remove and dispose of same without any liability, and may charge the expense incurred by such removal to LESSEE.

5.   Floor Coverings: LESSEE shall not lay any hard surface flooring so that the
     ---------------
     same shall come in direct contact with the floor of the Demised Premises. If linoleum or other similar floor covering is desired to be used, an interlining of builder's deadening felt first shall be fixed to the floor by a water soluble paste; use of cement or other similar adhesive material being expressly prohibited. LESSEE shall reimburse LESSOR for the cost of any sound insulation required in the Demised Premises below the hard surface flooring area.

6.   Interference with Occupants of the Building:  LESSEE shall not use, keep or
     -------------------------------------------
     permit to be used or kept, any foul or noxious gas or substance in the Demised Premises. LESSEE shall not suffer the Demised Premises to be used in an manner offensive or objectionable to LESSOR or other occupants of the Building by reason of unseemly or disturbing noise, odor and/or vibrations and shall not interfere in any way with other tenants or those having business with them. LESSEE will keep all mechanical apparatus in the Demised Premises free of vibration and noise which may be transmitted beyond the limits of the Demised Premises.

7.   Smoking:  Smoking or carrying  lighted  cigars,  pipes or cigarettes in the
     -------
     Building is prohibited.

8.   Locks,  Keys:  LESSEE  shall  give to LESSOR a  duplicate  or master key or
     ------------
     access card or code for each and every door in the Demised Premises. LESSEE, shall, on the termination of LESSEE'S tenancy, deliver to LESSOR all keys to any space within the Building, either furnished to or otherwise procured by LESSEE, and in the event of the loss of any keys furnished, LESSEE shall pay to LESSOR the cost thereof. LESSEE, before closing and leaving the Demised Premises each day, shall ensure that all windows are closed and entrance doors locked. LESSEE, at its expense, shall be responsible for repair to all doors and locks which are in violation of this Rule and shall pay any alarm fees resulting from LESSOR'S entrance into the Demised Premises as permitted under the Lease.

9.   Contractors/Janitors:  LESSEE shall not enter into any contract  whatsoever
     --------------------
     with any supplier of towels, water, toilet articles, or with any provider of waxing, rug shampooing, venetian blind washing, furniture polishing, lamp servicing, cleaning of electrical fixtures, or for removal of water, paper, rubbish or garbage, or other like service without the prior written consent of LESSOR. No vending machine of any kind shall be installed in the Demised Premises without the prior written consent of LESSOR. LESSEE shall not employ any person or persons other than LESSOR'S janitors for the purpose of cleaning the Demised Premises, without prior written consent of

     LESSOR. LESSOR shall not be responsible to LESSEE for any loss of property from the Premises, however occurring, or for any damage done to the effects of LESSEE by such janitors or any of its employees, or by any other person or any other cause.

10.  Mechanical, Plumbing, Electric, Life Safety or Telephone Work: LESSEE shall
     -------------------------------------------------------------
     at no time perform any alternation, additions or repairs to the air conditioning, heating, ventilating, plumbing, fire protection, or electrical systems servicing the Premises, without obtaining the prior written consent of LESSOR. LESSOR reserves the right through the use of its own contractors, to perform all work on these systems. All telephone work shall be performed by LESSEE in accordance with the provisions of the Lease and all Legal Requirements and shall be installed so as not to interfere with the operation of any fire dampers, or fire separation systems. All penetrations shall be sealed to maintain the integrity of the fire separation walls. LESSEE shall reimburse LESSOR for all restoration work required that is not performed by LESSEE as outlined above. The location of all plumbing; electrical; heating, ventilation and air conditioning; and telephone work which is to be installed in the Premises shall be subject to LESSOR'S approval which shall include a review of the number of appliances and their locations. Plumbing facilities shall not be used for any purpose other than those for which they were constructed and no sweepings, rubbish, rags, sanitary napkins, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this Rule shall be born by LESSEE. When electric wiring of any kind is introduced, it must be connected as directed by LESSOR and no stringing or cutting of wires will be allowed, except by prior written consent of LESSOR and shall be done by contractors approved by LESSOR.

11.  Movement of Furniture,  Freight or Bulky Matter:  LESSEE shall not move any
     -----------------------------------------------
     safe, heavy machinery, heavy equipment or fixtures into or out of the Building without LESSOR'S prior consent. If such matter requires special handling, all work in connection therewith shall comply with all Legal Requirements and shall be done during such hours as LESSOR may designate. Freight, furniture and bulky matter shall be delivered to and removed from the Demised Premises only on the freight elevators, if provided, and through service entrances and corridors during hours designated by LESSOR. No hand trucks may be used in the movement of heavy equipment except those with rubber tires and sideguards. LESSEE shall provide protection of all floor surfaces during the movement of furniture or heavy equipment as may be reasonably required by LESSOR. LESSEE shall be responsible for the cost of removal of all boxes, garbage and debris caused by the movement of any heavy or bulky equipment or fixtures. LESSOR reserves the right to prescribe the maximum weight and position of all safes and other heavy equipment so as to distribute properly the weight thereof and prevent any unsafe condition from arising. The cost of any additional reinforcing required shall be the responsibility of LESSEE. LESSOR reserves the right to inspect all freight to be brought into the Building and to exclude from the Building all freight which violates any of these Rules and Regulations or the Lease.

12.  Advertising:  LESSOR  shall have the right to prohibit any  advertising  by
     -----------
     LESSEE which in LESSOR'S opinion, tends to impair the reputation of the Building or its desirability as a Building for offices and upon written notice from LESSOR, LESSEE shall refrain from or discontinue such advertising.

13.  Parking Areas: LESSEE and its employees shall park their cars only in those
     -------------
     portions of the parking area not designated for use by other tenants or visitors. No part of the driveways or parking areas shall be used for washing, maintaining, repairing or installing parts in any vehicle except to the extent that repairs are reasonably necessary to fix a flat tire or start an engine enabling the vehicle to be driven from the Premises. No vehicle shall be towed from the Premises by LESSEE except after LESSEE informs LESSOR of such removal. Overnight parking of vehicles is prohibited without the prior written consent of LESSOR. Any vehicle parked at the Premises for seven continuous days may be removed by LESSOR at LESSEE'S expense if such vehicle is owned or used by LESSEE or LESSEE'S Visitors and is not removed within five business days after notice to LESSEE to do so. LESSEE shall take reasonable action to ensure that LESSEE'S Visitors do not utilize any parking spaces designated for the use of others, nor park in any driveways, fire lanes or other areas not striped for vehicular parking.

14.  HVAC: If the Building  contains  central air  conditioning and ventilation,
     ----
     LESSEE agrees to keep all windows and exterior doors closed at all times and to abide by all Rules and Regulations issued by LESSOR with respect to such services.

15.  Non-Observance or Violation of Rules by Other Tenants:  LESSOR shall not be
     -----------------------------------------------------
     liable to LESSEE for any violation or non-observance of the Rules and Regulations by any other tenant, its servants, employees, agents, visitors, invitees, sublessees or licensees, nor is LESSOR obligated to enforce the Rules and Regulations or the terms, covenants, or conditions in any other lease against any other tenant.

16.  After Hours Use:  LESSOR  reserves  the right to exclude  from the Premises
     ---------------
     between the hours of 6:00 p.m. and 8:00 a.m. from Monday to Friday, inclusive, and between the hours of 1:00 p.m. on Saturday and 8:00 a.m. on the following Monday, as well as Building Holidays any visitor not authorized by LESSEE to have access.

17.  Rubbish:  To the  extent  required  by  Legal  Requirements,  LESSEE  shall
     -------
     separate its rubbish into separate categories. Any excess trash or garbage which LESSEE generates beyond that generated by a normal office user and all garbage from LESSEE'S food service operation, if any, shall be removed by LESSOR upon notice from LESSEE, at LESSEE'S sole cost and expense. LESSEE shall not dispose of any hazardous substance or waste in wastebaskets, boxes, or in LESSOR'S dumpster or trash compactor.

18.  Prohibited  on  Premises:  LESSEE  shall not  conduct,  or permit any other
     ------------------------
     person to conduct, any auction upon the Demised Premises; manufacture or store goods, wares or merchandise upon the Demised Premises, without the prior written consent of LESSOR, except the storage of usual general office type supplies to be used by LESSEE in conducting of its business; or permit the Demised Premises to be used for gambling. LESSEE shall not permit any portion of the Demised Premises to be used for the storage, manufacture or sale of intoxicating beverages, narcotics, tobacco in any form, or as a barber or manicure shop. Canvassing, soliciting, pamphleting and peddling in the Building and about the sidewalks, driveways, and parking areas are expressly prohibited and LESSEE shall cooperate to prevent the same. LESSEE shall report all peddlers, solicitors and beggars to LESSOR. No vehicles or animals of any kind shall be brought into or kept in or about the Premises, except as used in accordance with the Americans with Disabilities Act.

19. LESSOR hereby reserves to itself any and all rights not granted to LESSEE under the Lease, including, but not limited to, the following rights which are reserved to LESSOR for the purpose of operating the Building:

               a) The exclusive right to use the name of the Building for all purposes, except that LESSEE may use the name as its business address and for no other purpose;
               b)   The right to change  the name or  address  of the  Building, without  incurring  any liability to LESSEE for doing so;
               c)   The right to  install  and  maintain  a sign or signs on the exterior of the Building;
               d) The exclusive right to use or dispose of the use of the roof of the Building;
               e)   The  right  to  limit  the  space  on any  directory  of the
                    Building and any floor directory  allotted to LESSEE;
               f)   The  right to grant  to  anyone  the  right to  conduct  any particular business or undertaking in the Building.

20. In the event of any inconsistency between the terms of this Schedule F and the text of the Lease, the terms of the text of the Lease shall control.